UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Verso Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
PERFORMANCE GRAPH
PROPOSAL 2 AMENDMENT TO 1999 STOCK INCENTIVE PLAN
PROPOSAL 3 AMENDMENT TO 1999 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ADDITIONAL INFORMATION
APPENDIX A
APPENDIX B
Appendix C

VERSO TECHNOLOGIES, INC.

400 Galleria Parkway, Suite 300
Atlanta, Georgia 30339

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on December 17, 2004

To the Shareholders of Verso Technologies, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders (together with any adjournments or postponements thereof, the “Meeting”) of Verso Technologies, Inc., a Minnesota corporation (the “Company”), will be held at 10:00 a.m., local time, on Friday, December 17, 2004, at the Renaissance Waverly Hotel, located at 2450 Galleria Parkway, Atlanta, Georgia 30339, for the purpose of considering and voting upon the following matters:

(1) to elect a board of eight directors to serve until the Company’s next annual meeting of shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal;

(2) to approve an amendment to the Company’s 1999 Stock Incentive Plan, as amended (the “Incentive Plan”), to increase the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), underlying the Incentive Plan from 15,000,000 to 17,500,000;

(3) to approve an amendment to the Company’s 1999 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares of Common Stock underlying the Purchase Plan from 1,000,000 to 2,000,000;

(4) to ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the year ending December 31, 2004; and

(5) to transact such other business as may properly come before the Meeting.

     These items are more fully described in the accompanying Proxy Statement, which is hereby made a part of this Notice of Annual Meeting of Shareholders. The Board of Directors of the Company has fixed the close of business on October 28, 2004, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Meeting.

     A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (the “Annual Report”) is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this Notice.

By Order of the Board of Directors,

STEVEN A. ODOM
Chairman of the Board and
Chief Executive Officer

Atlanta, Georgia

November [    ], 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE-PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY REVOKE OR CHANGE YOUR PROXY FOR ANY REASON AT ANY TIME BEFORE THE VOTING BY DELIVERING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, THEN YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES. ADDITIONALLY, IN ORDER TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PRELIMINARY PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS OF

VERSO TECHNOLOGIES, INC.

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      This Proxy Statement (the “Proxy Statement”) and the accompanying form of proxy are being furnished to the shareholders of Verso Technologies, Inc., a Minnesota corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) from holders of the Company’s outstanding common stock, $0.01 par value per share (the “Common Stock”), for use at the Annual Meeting of Shareholders of the Company (together with any adjournments or postponements thereof, the “Meeting”) to be held at 10:00 a.m., local time, on Friday, December 17, 2004, at the Renaissance Waverly Hotel, located at 2450 Galleria Parkway, Atlanta, Georgia 30339. This Proxy Statement, the accompanying form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (the “Annual Report”) are expected to be mailed to shareholders of record of the Company on or about November [     ], 2004.

Solicitation of Proxies

      The Company will bear the costs of printing and mailing the Proxy Statement, as well as all other costs incurred on behalf of the Board in connection with its solicitation of proxies from the Company’s shareholders. Directors, officers and employees of the Company and its subsidiaries may solicit proxies by mail, personal interview, telephone or other means without additional compensation therefor. Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the Common Stock not beneficially owned by them, for forwarding such solicitation materials to, and obtaining proxies from, the beneficial owners of such stock entitled to vote at the Meeting. The Company will reimburse these persons for their reasonable expenses incurred in doing so. The Company may engage a proxy solicitor on terms reasonably acceptable to the Company to assist in the solicitation of proxies from the Company’s shareholders. The Company does not believe that the cost of such engagement would exceed $5,000.

Voting Rights and Outstanding Shares

      Only shareholders of record as of the close of business on October 28, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 133,104,056 shares of Common Stock outstanding and entitled to vote at the Meeting, held by approximately 1,723 holders of record. All shareholders of Common Stock are entitled to cast one vote per share held as of the Record Date on each proposal considered at the Meeting.

Quorum and Vote Required

      A quorum of the Company’s shareholders is necessary to hold a valid Meeting. The presence at the Meeting, in person or by proxy, of shares of Common Stock representing a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date will constitute a quorum for transacting business at the Meeting. Abstentions and broker-non votes, discussed below, count as present for establishing a quorum.

      Provided a quorum is present at the Meeting, directors will be elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Meeting, meaning that the eight nominees receiving the most votes will be elected as directors. Also, provided a quorum is present at the Meeting, the amendment to the Company’s 1999 Stock Incentive Plan, as amended (the “Incentive Plan”), the amendment to the Company’s 1999 Employee Stock Purchase Plan (the “Purchase Plan”), and the appointment of Grant Thornton LLP as the independent auditors of the Company for the year ending December 31, 2004 will be ratified by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting. If a quorum is not present at the Meeting, then it is expected that the Meeting will be adjourned or postponed to solicit additional proxies.

      All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the votes cast as to any particular proposal on which the broker has expressly not voted. Broker non-votes are proxies from brokers or nominees indicating that those persons have not received instructions from the beneficial owners as to certain proposals on which the beneficial owners are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary voting power to vote without instructions. With respect to the election of directors, abstentions, broker non-votes and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes. With respect to the approval of the amendment to the Incentive Plan, the approval of the amendment to the Purchase Plan and the ratification of the appointment of Grant Thornton LLP as the independent auditors of the Company, abstentions and broker non-votes will have the same effect as votes against the approval or ratification.

Revocability of Proxies

      The shares of Common Stock represented by proxy will be voted as instructed if received in time for the Meeting. If no instructions are indicated, then such shares will be voted in favor of (FOR) (i) each nominee for election as a director as specified herein; (ii) the approval of the amendment to the Incentive Plan; (iii) the approval of the amendment to the Purchase Plan; (iv) the ratification of the appointment of Grant Thornton LLP as the independent auditors of the Company for the year ending December 31, 2004; and (v) in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Any person signing and mailing a proxy may, nevertheless, revoke it at any time before it is exercised by sending to the Company a written revocation notice or a new, duly executed proxy bearing a later date or by attending in person and voting at the Meeting. Attendance at the Meeting, however, will not itself constitute the revocation of a proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Company’s Bylaws provide that the Board shall consist of not less than one director and not more than ten directors. Through an amendment to the Company’s Bylaws in connection with the Company’s acquisition of Telemate.Net Software, Inc. (“Telemate”) in November 2001, the actual number of directors on the Board was increased from eight to ten. Except as set forth herein and in the Company’s Bylaws, vacancies on the Board and newly created directorships can generally be filled by a vote of a majority of the directors then in office.

      At the Meeting, shareholders are being asked to elect eight directors to serve until the Company’s next annual meeting of shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Vacancies on the Board created by the resignations of Richard L. Mauro and Murali Anantharaman from the Board on February 19, 2002 and March 27, 2003, respectively, have not been filled and may only be filled in accordance with the Company’s Bylaws as further discussed below. Proxies may not be voted for a greater number of nominees than named herein.

      It is intended that the shares represented by the enclosed proxy will be voted, unless authority is withheld, for the election to the Board of each of the nominees listed below. If any such nominee for any reason should not be available as a candidate for director, then votes will be cast pursuant to authority granted by the enclosed proxy for such other candidate or candidates as may be nominated by the management of the Company. The Board is unaware of a nominee who is unable to serve as a director or will decline to serve as a director, if elected.

Recommendation of the Board of Directors

      The Board unanimously recommends that the shareholders of the Company vote FOR each of the nominees for election as director of the Company.

Nominees for Election as Director

      Set forth below is certain information as of November 9, 2004 concerning the nominees for election as director of the Company. This information is based on information furnished to the Company by each nominee. Except as set forth below, each of the nominees has been engaged in his or her principal occupation during the past five years.

      Paul R. Garcia, age 52, has served as a director of the Company since April 2003. Mr. Garcia also currently serves as a member of the Company’s audit committee (the “Audit Committee”). Mr. Garcia has served as a director, President and Chief Executive Officer of Global Payments Inc. since February 2001. Mr. Garcia also currently serves as Chairman of the Board of Global Payments Inc. From June 1999 to January 2001, he served as Chief Executive Officer of NDC eCommerce. From March 1997 to September 1998, he served as President and Chief Executive Officer of Productivity Point International. From 1995 to 1997, he served as Group President of First Data Card Services.

      Gary H. Heck, age 60, has served as a director of the Company since September 2000. From February 23, 2004 to November 3, 2004, Mr. Heck also served as the Company’s President and Chief Operating Officer. Mr. Heck also served as a member of the Company’s compensation committee (the “Compensation Committee”) until February 24, 2004. From January 2000 to September 2000, Mr. Heck served as a director of Cereus Technology Partners, Inc., a technology company (“Cereus”). Mr. Heck has been a consultant since 1989, most recently serving as a Managing Partner and a co-founder of PacifiCom, a consulting services company. From 1987 until 1989, Mr. Heck was President and Chief Executive Officer of Telematics Products, Inc., a telecommunications products company. From 1983 until 1987, he held various executive positions at Pacific Telesis Corporation, one of the nation’s largest Regional Bell Operating Companies, and completed his tenure as a corporate officer of several subsidiaries of Pacific Telesis and as Chief Executive Officer of PacTel Products Corporation. From 1977 until 1983, Mr. Heck was a Division Manager and District Manager at AT&T Corporation, where he was responsible for sales and marketing programs. From 1967 until 1977, Mr. Heck held various positions at Pacific Telephone & Telegraph.

      Amy L. Newmark, age 47, has served as a director of the Company since September 2000. Ms. Newmark also currently serves as a member of the Compensation Committee. From January 2000 to September 2000, Ms. Newmark served as a director of Cereus. Ms. Newmark is a private investor in the technology, Internet and telecommunications fields. From 1995 to 1997, she served as Executive Vice President of Strategic Planning at Winstar Communications, Inc. Prior to 1995, Ms. Newmark served as the general partner of Information Age Partners, L.P., a hedge fund investing primarily in technology and emerging growth companies. Before that, Ms. Newmark was a securities analyst specializing in telecommunications and technology companies.

      Steven A. Odom, age 51, has served as the Chief Executive Officer and a director of the Company since September 2000 and as the Chairman of the Board since December 2000. From January 2000 to September 2000, Mr. Odom served as the Chairman of the Board and the Chief Executive Officer of Cereus. From 1994 until June 1998, Mr. Odom served as Chief Executive Officer of World Access, Inc., a provider of voice, data and Internet products and services around the world (“World Access”). From June 1998 until June 1999, Mr. Odom also served as Chairman of the Board of World Access. From 1990 until 1994, Mr. Odom was a private investor in several companies, including World Access and its predecessor. From 1987 until 1990, he served as President of the PCS Division of Executone Information Systems in Atlanta, Georgia, a public company that manufactured and distributed telephone systems. From 1983 until 1987, Mr. Odom was Chairman and Chief Executive Officer of Data Contract Company, Inc., a manufacturer of telephone switching equipment and intelligent pay telephones, which he founded in 1983. From 1974 until 1983, he served as the Executive Vice President of Instrument Repair Service, a private company co-founded by Mr. Odom in 1974 that repaired test instruments for local exchange carriers.

      Stephen E. Raville, age 57, has served as a director of the Company since October 1997. Mr. Raville also currently serves as the Chairman of the Audit Committee. Since 1996, Mr. Raville has served as Chief Executive Officer and Chairman of the Board of Telscape Communications, Inc. Mr. Raville is also President and controlling shareholder of First Southeastern Corporation., a private investment company he formed in 1992. In 1983, Mr. Raville founded TA Communications, a long-distance telephone company, and served as its President, Chief Executive Officer and Chairman of the Board. In 1985, in conjunction with a merger between TA Communications and Advanced Telecommunications Corporation, Mr. Raville became Chairman and Chief Executive Officer of Advanced Telecommunications until the merger of Advanced Telecommunications into MCI WorldCom, Inc. in late 1992. Mr. Raville also currently serves as a director of the Cleveland Group, Inc.

      Juliet M. Reising, age 53, has served as Executive Vice President, Chief Financial Officer, Treasurer, Secretary and a director of the Company since September 2000. Ms. Reising also served as Executive Vice President, Chief Financial Officer and a director of Cereus from March 2000 to September 2000. From February 1999 to March 2000, Ms. Reising served as Chief Financial Officer of MindSpring Enterprises, Inc., an Internet service provider that merged with EarthLink, Inc. in February 2000. From September 1998 to February 1999, Ms. Reising served as Chief Financial Officer of AvData, Inc., a network management services company acquired by ITC DeltaCom, Inc. in 1999. From September 1997 to September 1998, Ms. Reising served as Vice President and Chief Financial Officer for Composit Communications International, Inc., an international software development company. From August 1995 to September 1997, she served as Vice President and Chief Financial Officer of InterServ Services Corporation, which was merged with Aegis Communications, Inc. in 1997. Ms. Reising started her career with Ernst & Young LLP in Atlanta, Georgia, where she received her certified public accountant license.

      Dr. James A. Verbrugge, age 64, has served as a director of the Company since November 9, 2004, when he was elected by the Board to fill the vacancy on the Board created by the resignation of James M. Logsdon in February 2004. Dr. Verbrugge is Emeritus Professor of Finance in the Terry College of Business at the University of Georgia. From 1976 to 2001, he was the Chairman of the Department of Banking and Finance in the Terry College of Business, and he held the Chair of Banking from 1992-2002. He is a member of the board of directors of eResource Capital Group, Inc. and Crown Crafts, Inc. and also serves on the boards of two private companies. Dr. Verbrugge has been elected to serve as a director, and has agreed to so serve, of Tri-S Security Corporation, a provider of contract guard services, upon completion of its initial public offering. Dr. Verbrugge has also been selected to serve as a member of Tri-S Security Corporation’s audit committee and compensation committee upon completion of Tri-S Security Corporation’s initial public offering.

      Joseph R. Wright, Jr., age 66, has served as a director of the Company since September 2000. Mr. Wright also currently serves as a member of the Audit Committee. From January 2000 to September 2000, Mr. Wright served as a director of Cereus. Mr. Wright is presently President and Chief Executive Officer of PanAmSat Corp., a provider of global satellite-based communications services, servicing news organizations, telecommunications companies, DirectTV services, Internet networks and others around the globe. In the six years prior to taking these positions in 2001, Mr. Wright served as Vice Chairman of Terremark Worldwide, Inc., a public company that develops and operates Network Access Point centers in the United States and Brazil. Mr. Wright also served as Chairman of the Board and a director of GRC International, Inc., a public company that provides advanced Internet and software technologies to government and commercial customers (“GRC”). In March 2000, GRC was acquired by AT&T Corp. From 1989 through 1994, Mr. Wright also served as a Co-Chairman and a director of Baker & Taylor Holdings, Inc., an international book/video/software distribution and e-commerce company. From August 1, 1989 to June 1, 1998, Mr. Wright also served as Vice Chairman, Executive Vice President and director of W.R. Grace & Company, a specialty chemicals and healthcare company, Chairman of Grace Energy Company, and President of Grace Environmental Company. He served as Deputy Director, then Director, of the Federal Office of Management and Budget under President Reagan, serving in the Cabinet and the Executive Office of the President from 1982 to 1989. He also served as Deputy Secretary of the Department of Commerce from 1981 to 1982. Mr. Wright previously held positions as President of two of Citibank’s subsidiaries, as a partner of Booze Allen and Hamilton and in various management and economic positions in the Federal Departments of Commerce and Agriculture. In addition, Mr. Wright currently serves on the Board of Directors of Terremark Worldwide, Inc., Titan Corporation, Jefferson Consulting Group, AT&T Government Markets, Proxim Corp., Barington Capital and Scientific Games Corporation.

      As a condition to completing the Company’s acquisition of Telemate in November 2001, the Board was required to appoint, as of the effective time of such acquisition, two additional directors to serve on the Board who were selected by Telemate and reasonably acceptable to the Board. In satisfaction of such condition, the Board appointed Messrs. Anantharaman and Mauro as directors of the Company effective November 16, 2001, the date on which the Company acquired Telemate. The appointment of Messrs. Anantharaman and Mauro as directors of the Company increased the number of directors on the Board from eight to ten. Pursuant to the terms of the Telemate acquisition and the Company’s Bylaws, until (and continuing through) the Meeting, any vacancy on the Board arising from the resignation, removal or death of Messrs. Anantharaman or Mauro is to be filled, and any nominee selected to fill a director position occupied by Messrs. Anantharaman or Mauro is to be nominated, by the remaining Telemate representative on the Board and approved by the Board. Messrs. Mauro and Anantharaman resigned as directors of the Company effective February 19, 2002, and March 27, 2003, respectively. After the resignation of Mr. Mauro, Mr. Anantharaman determined not to nominate any individual to fill the vacancy on the Board created by such resignation. As a result, there is no Telemate representative on the Board to nominate any persons to fill the existing vacancies on the Board created by the resignations of Messrs. Mauro and Anantharaman.

      There are no family relationships among any of the executive officers or directors of the Company. Except as disclosed above, no arrangement or understanding exists between any director and any other person pursuant to which any director was selected to serve as a director. To the best of the Company’s knowledge, (i) there are no material proceedings to which any director of the Company is a party, or has a material interest, adverse to the Company; and (ii) there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any of the directors during the past five years.

Board of Directors, Board Committees and Meetings

      The Board is currently comprised of Messrs. Garcia, Heck, Odom, Raville and Wright, Dr. Verbrugge, Ms. Newmark and Ms. Reising. The current directors shall serve as directors until the Meeting and until their successors are elected and qualified or until their earlier death, resignation or removal.

      The Company’s business and affairs are managed by the Board, which met four times during the year ended December 31, 2003, and took action by unanimous written consent nine times during such time period. The Board has established a Compensation Committee and an Audit Committee. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has not established a separate committee of its members to nominate candidates for election as directors.

      The current members of the Compensation Committee are Ms. Newmark and Mr. Garcia. From January 1, 2003 to February 23, 2004, the members of the Compensation Committee were Ms. Newmark and Mr. Heck. Mr. Heck was selected as President and Chief Operating Officer of the Company effective February 23, 2004, and, as a result thereof, ceased serving as a member of the Compensation Committee on February 24, 2004. Mr. Garcia was appointed as a member of the Compensation Committee on February 24, 2004. The function of the Compensation Committee is to set the compensation for executive officers, including those officers of the Company who are also directors of the Company, and to act on other such matters relating to compensation as it deems appropriate, including the administration of the Company’s stock incentive plans. The Compensation Committee met five times during the year ended December 31, 2003.

      The current members of the Audit Committee are Messrs. Garcia, Raville and Wright, with Mr. Raville serving as the chairman. From January 1, 2003 to March 27, 2003, the members of the Audit Committee were Messrs. Anantharaman, Raville and Wright. Mr. Garcia became a member of the Audit Committee in April 2003, replacing Mr. Anantharaman who resigned as a director of the Company and a member of the Audit Committee on March 27, 2003. The Audit Committee operates under a written charter adopted by the Board on February 24, 2000 and amended and restated by the Board on October 15, 2004, a copy of which, as amended and restated, is attached as Appendix A to this Proxy Statement. In accordance with the Audit Committee Charter, the Audit Committee, among other things, reviews the Company’s annual financial statements, changes in accounting practices, the selection and scope of the work of the Company’s independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee met four times during the year ended December 31, 2003.

      Each director of the Company attended 75% or more of the meetings of the Board and committees on which such director served during the year ended December 31, 2003.

Nominating Process for Directors

      The Company does not have a nominating committee, and accordingly, does not have a nominating committee charter. The Board has adopted resolutions which require that the independent directors on the Board, where independence is determined by the rules and regulations of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market (the “Independent Directors”), identify candidates for election to the Board and recommend to the full Board such candidates for nomination for election to the Board. Messrs. Garcia, Heck, Raville, Verbrugge and Wright and Ms. Newmark are the Independent Directors currently serving on the Board. The Board believes that establishing a separate nominating committee is not necessary because the Independent Directors perform substantially similar functions as a separately-designated nominating committee would perform.

      Only persons who are nominated in accordance with the provisions of Article III, Section 10 of the Company’s Bylaws shall be eligible for election as directors at any annual or special meeting of the Company’s shareholders. Article III, Section 10 of the Company’s Bylaws provides that nominations of persons for election as directors may be made by or at the direction of the Board (including through a committee delegated with such function) or by any shareholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Article III, Section 10 of the Company’s Bylaws. Nominations by shareholders shall be made pursuant to timely notice in writing to the Company’s Chairman of the Board, President or the Secretary. To be timely, a shareholder’s notice in respect of any annual or special meeting of the Company’s shareholders subsequent to the Meeting must be delivered to or mailed and received at the principal executive offices of the Company: (i) in the case of an annual meeting, the earlier of (a) not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual meeting; provided, however, that this subsection (a) shall not apply if (1) there was no annual meeting in the prior year or (2) the date of the current year’s annual meeting is more than 30 days from the anniversary date of the prior year’s annual meeting; and (b) 60 days prior to the annual meeting; provided, however, that (except as to an annual meeting held on the date specified in the Company’s Bylaws, such date not having been changed since the last annual meeting) if less than 65 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was deposited in the United States mail or sent by electronic transmission or such public disclosure was made; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than 60 days prior to the date of such special meeting; provided, however, that if less than 65 days’ notice or prior public disclosure of the date of such special meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of such special meeting was deposited in the United States mail or sent by electronic transmission or such public disclosure was made. With respect to the Meeting only, a shareholder’s notice in respect thereof, to be timely, must be delivered to or mailed and received at the principal executive offices of the Company no later than the close of business on December 7, 2004.

      A shareholder’s notice in respect of any annual or special meeting of the Company’s shareholders shall set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor regulation thereto; and (ii) as to the shareholder giving the notice: (a) the name and record address of such shareholder and (b) the class and number of shares of capital stock of the Company which are beneficially owned by such shareholder. No person shall be eligible for election as a director at any annual or special meeting of shareholders unless nominated in accordance with the procedures set forth in Article III, Section 10 of the Company’s Bylaws and summarized above. The chairman of any meeting of shareholders shall, if the facts warrant, determine that a nomination was not made in accordance with such procedures, and, if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

      The Independent Directors and the Board have not established any specific, minimum qualifications that must be met by a nominee identified by the Independent Directors and nominated by the Board. When seeking to identify an individual to become a director, the Independent Directors generally consider, among other factors, the background and reputation of potential candidates in terms of character, personal and professional integrity, business and financial experience and acumen, how a person would complement the other directors in providing a diversity of expertise and experience and a person’s availability to devote sufficient time to Board duties. Each of the director nominees for election as a director at the Meeting was identified by the Independent Directors and nominated by the Board based on the foregoing factors, among other things.

      Assuming the appropriate background material is provided for candidates submitted by shareholders, the process generally followed by the Independent Directors to identify and evaluate candidates described above will be used to evaluate those candidates submitted by shareholders and the Independent Directors will apply substantially the same criteria.

Communications with Directors

      Shareholders may communicate with the Board or any individual director by sending a letter to the Company at 400 Galleria Parkway, Suite 300, Atlanta Georgia 30339, addressed to the Board or any individual director. The Company’s Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Company’s Secretary is authorized to review, sort and summarize all communications received prior to their presentation to the Chairman of the Board or to whomever director(s) the communication is addressed. If such communications are not a proper matter for board attention, such individuals are authorized to direct such communication to the appropriate department. For example, shareholder requests for materials or information will be directed to the appropriate investor relations personnel.

Executive Officers

      Executive officers of the Company are elected or appointed by the Board and hold office until their successors are elected or until their death, resignation or removal, subject to the terms of applicable employment agreements. The following table sets forth the name of each executive officer of the Company, the office held by such officer and the age, as of November 3, 2004, of such officer:

Name	Age	Position

Steven A. Odom	51	Chairman of the Board and Chief Executive Officer
Lewis Jaffe	48	President and Chief Operating Officer
Juliet M. Reising	53	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

      Certain additional information concerning Mr. Odom and Ms. Reising is set forth in the section of this Proxy Statement titled “Proposal 1 — Election of Directors — Nominees for Election as Director.” Certain additional information concerning Mr. Jaffe is set forth below.

      Lewis Jaffe, age 48, has served as President and Chief Operating Officer of the Company since November 3, 2004. From August 2002 to November 2004, Mr. Jaffe was a self-employed public speaker and consultant. From April 2002 until August 2002, Mr. Jaffe served as the interim President of Glowpoint, Inc., a publicly-traded video products and services company. From July 2000 to July 2003, Mr. Jaffe served as an independent consultant to Glowpoint, Inc. From June 2000 to March 2002, Mr. Jaffe served as President and Chief Operating Officer of PictureTel Corporation, a publicly-traded videoconferencing company. From September 1998 to June 2000, Mr. Jaffe served as a managing director in the Boston office of Arthur Andersen LLP in its global finance practice. From January 1997 to March 1998, Mr. Jaffe served as President of C Systems, LLC, a designer and manufacturer of mobile military shelters, housing, communication, radar and missile launch systems. Mr. Jaffe served as a member of the Board of Directors for Glowpoint, Inc. from September 2001 to July 2003, and he currently serves on the Board of Directors of Media 100 Inc., Travizon Inc., Pixion, Inc., Turnaround Management Association of New England, ACT Teleconferencing, Inc. and Benihana Inc.

      There are no family relationships among any of the executive officers or directors of the Company. Except as disclosed in the applicable employment agreements discussed in the section of this Proxy Statement titled “Proposal 1  — Election of Directors — Compensation of Directors and Executive Officers — Employment Agreements” and Proposal 1 — Election of Directors — Certain Relationships and Related Transactions”, no arrangement or understanding exists between any executive officer and any other person pursuant to which any executive officer was selected to serve as an executive officer. To the best of the Company’s knowledge, (i) there are no material proceedings to which any executive officer of the Company is a party, or has a material interest, adverse to the Company; and (ii) there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any executive officer during the past five years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and all persons who beneficially own more than 10% of the outstanding shares of Common Stock (“Reporting Persons”), to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Reporting Persons are also required to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely upon a review of the copies of such forms furnished to the Company for the year ended December 31, 2003, and the information provided to the Company by Reporting Persons of the Company, no Reporting Person failed to file the forms required by Section 16(a) of the Exchange Act on a timely basis.

AUDIT COMMITTEE REPORT

To the Board of Directors:

      The Audit Committee consists of the following members of the Board: Messrs. Garcia, Raville and Wright, with Mr. Raville serving as the chairman. Each of the members meets the independence requirements of Rule 4200(a)(15) of the NASD Listing Standards.

      The Audit Committee operates under a written charter adopted by the Board on February 24, 2000, and amended and restated by the Board on October 15, 2004, a copy of which, as so amended and restated, is attached as Appendix A to this Proxy Statement.

      We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2003.

      We have discussed with the Company’s independent auditors for the year ended December 31, 2003, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      We have received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with KPMG LLP its independence.

      Based on the reviews and discussions referred to above, we recommended to the Board that the audited financial statements referred to above be included in the Annual Report for filing with the SEC.

Respectfully submitted,

Paul R. Garcia
Stephen E. Raville (Chairman)
Joseph R. Wright, Jr.

      Pursuant to the regulations of the SEC, this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

      The Company reimburses directors for out-of-pocket expenses incurred in attending Board or committee meetings. In addition, non-employee directors are eligible to receive grants of stock options under the Incentive Plan.

Executive Compensation

      The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by each person who served as the Chief Executive Officer of the Company during the year ended December 31, 2003, as well as for other executive officers of the Company and its subsidiaries whose salary and bonus exceeded $100,000 during the year ended December 31, 2003 (the “Named Executive Officers”).

Summary Compensation Table

					Long-Term
					Compensation
		Annual Compensation			Securities
					Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)		Options (#)(1)	Compensation ($)

Steven A. Odom	2003	435,000	—		500,000 (2)	—
Chief Executive Officer	2002	443,180	—		—	—
	2001	431,250	168,750	(2)	—	—
James M. Logsdon	2003	261,000	—		304,621 (3)
President and Chief Operating	2002	266,180	—		—	—
Officer	2001	270,000	63,750	(3)	—	—
Juliet M. Reising	2003	261,000	—		238,728 (4)
Executive Vice President and	2002	258,680	—		437,500	—
Chief Financial Officer	2001	225,000	112,500		—	—

(1)	The exercise prices of all options granted to the Named Executive Officers are equal to or greater than the fair market value of the Common Stock on the dates such options were granted.

(2)	The amount of 2001 bonus earned by Mr. Odom was previously reported by the Company as $225,000. Of such amount, only $168,750 was paid to Mr. Odom in cash and the remainder was paid to Mr. Odom in the form of a stock option to purchase 248,773 shares of Common Stock at an exercise price of $0.46 per share granted to Mr. Odom on January 3, 2003 and exercisable in its entirety on the date thereof. On February 12, 2003, the Company also granted to Mr. Odom an option to purchase 251,227 shares of Common Stock at an exercise price of $0.42 per share, exercisable in its entirety on the date of grant.

(3)	The amount of 2001 bonus earned by Mr. Logsdon was previously reported by the Company as $85,000. Of such amount, only $63,750 was paid to Mr. Logsdon in cash and the remainder was paid to Mr. Logsdon in the form of a stock option to purchase 104,621 shares of Common Stock at an exercise price of $0.46 per share granted to Mr. Logsdon on January 3, 2003 and exercisable in its entirety on the date thereof. The Company also granted to Mr. Logsdon an option to purchase 200,000 shares of Common Stock at an exercise price of $0.42 per share, exercisable with respect to fifty percent (50%) of the underlying shares on the date of grant and all of the underlying shares as of February 12, 2004. Mr. Logsdon ceased serving as the President, Chief Operation Officer and a director of the Company effective February 23, 2004.

(4)	On January 3, 2003, the Company granted to Ms. Reising a stock option to purchase 38,728 shares of Common Stock at an exercise price of $0.46 per share, exercisable in its entirety on the date of grant. The Company granted this option to Ms. Reising in lieu of payments of cash salary and bonus earned by Ms. Reising in the years ended 2002 and 2001, respectively. On February 12, 2003, the Company also granted to Ms. Reising a stock option to purchase 200,000 shares of Common Stock at an exercise price of $0.42 per share, exercisable in its entirety on the date of grant.

Option Grants in Last Fiscal Year

      The following table sets forth information with respect to options granted under the Incentive Plan to the Named Executive Officers for the year ended December 31, 2003.

	Individual Grants
					Potential Realizable
		Percent of			Value at Assumed
	Number of	Total			Annual Rates of Stock
	Securities	Options			Price Appreciation for
	Underlying	Granted to			Option Term(1)
	Options	Employees	Exercise Price	Expiration
Name	Granted	In 2003	(per share)	Date	5%	10%

Steven A. Odom	248,773	5%	$0.46	01/03/08	$32,341	$69,656
	251,227	5	0.42	02/11/13	65,319	168,322
James M. Logsdon	104,621	2	0.46	01/03/08	13,601	29,294
	200,000	4	0.42	02/11/13	52,000	134,000
Juliet M. Reising	38,728	1	0.46	01/03/08	5,035	10,844
	200,000	4	0.42	02/11/13	52,000	134,000

(1)	Amounts represent certain assumed rates of appreciation as set forth by the rules of the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. The amounts reflected in this table may not necessarily be achieved.

Aggregated Option Exercises and Year-End Option Values

      The following table sets forth information concerning the value at December 31, 2003, of the unexercised options held by each of the Named Executive Officers. The value of unexercised options reflects the increase in market value of the Common Stock from the date of grant through December 31, 2003. No Named Executive Officer exercised any options during the year ended December 31, 2003.

	Number of Securities		Value of Unexercised In-The-
	Underlying Unexercised		Money Options at Fiscal
	Options at Fiscal Year-End		Year-End(1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Steven A. Odom(2)	2,820,821	750,000	$2,590,049	$420,000
James M. Logsdon(3)	1,139,724	318,750	1,216,199	436,000
Juliet M. Reising(4)	1,194,456	153,125	1,448,842	105,000

(1)	Value of the Company’s unexercised, in-the-money options based on the average of the high and low price of a share of the Common Stock as of December 31, 2003, which was $3.10.

(2)	Includes options and warrants originally issued by Cereus prior to September 29, 2000, which were converted into options or warrants to acquire an aggregate of 2,345,821 shares of Common Stock, of which options or warrants to acquire an aggregate of 1,777,071 shares of Common Stock were exercisable at December 31, 2003, and options or warrants to acquire an aggregate of 568,750 shares of Common Stock were unexercisable at December 31, 2003.

(3)	Includes options and warrants originally issued by Cereus prior to September 29, 2000, which were converted into options or warrants to acquire an aggregate of 1,058,853 shares of Common Stock, of which options or warrants to acquire an aggregate of 840,103 shares of Common Stock were exercisable at December 31, 2003, and options or warrants to acquire an aggregate of 218,750 shares of Common Stock were unexercisable at December 31, 2003.

(4)	Includes options and warrants originally issued by Cereus prior to September 29, 2000, which were converted into options or warrants to acquire an aggregate of 621,353 shares of Common Stock, of which options or warrants to acquire an aggregate of 468,228 shares of Common Stock were exercisable at December 31, 2003, and options or warrants to acquire an aggregate of 153,125 shares of Common Stock were unexercisable at December 31, 2003.

Employment Agreements

      On September 29, 2000, the Company entered into an Executive Employment Agreement with Mr. Odom, pursuant to which Mr. Odom has agreed to serve as the Chief Executive Officer of the Company for a term of three years. The agreement provides for: (i) a term which will be automatically renewed for an additional one-year term unless either party gives notice to the other of its intention not to so renew at least 90 days prior to the termination of the then-current term; (ii) the payment of a specified base salary and an annual bonus in the discretion of the Board; (iii) a prohibition against Mr. Odom’s disclosure of confidential information for a period of two years following termination; and (iv) continuation of Mr. Odom’s salary and the benefits for the 24 months following his termination by the Company without cause or by him for “good reason.” Effective January 16, 2001, Mr. Odom’s base salary under the agreement was increased to $450,000. Effective November 1, 2002, Mr. Odom’s base salary under the agreement was reduced to $405,000 until May 1, 2003, when his base salary under the agreement returned to $450,000. Effective November 1, 2004, Mr. Odom agreed voluntarily to reduce his base salary to $405,000 per year.

      On September 29, 2000, the Company entered into an Executive Employment Agreement with Mr. Logsdon, pursuant to which Mr. Logsdon agreed to serve as the President and Chief Operating Officer of the Company for a term of three years for a base salary at an annual rate per year of $175,000 through and including February 1, 2001, and at an annual rate per year of $225,000 thereafter. The agreement provides for: (i) a term which will be automatically renewed for an additional one-year term unless either party gives notice to the other of its intention not to so renew at least 90 days prior to the termination of the then-current term; (ii) the payment of a specified base salary and an annual bonus in the discretion of the Board; (iii) a prohibition against Mr. Logsdon’s disclosure of confidential information for a period of two years following termination; and (iv) continuation of Mr. Logsdon’s salary and the benefits for 24 months following his termination by the Company without cause or by him for “good reason.” Effective January 1, 2001, Mr. Logsdon’s base salary under the agreement was increased to $270,000. Effective November 1, 2002, Mr. Logsdon’s base salary under the agreement was reduced to $243,000 until May 1, 2003, when his base salary under the agreement returned to $270,000. Effective as of February 23, 2004, Mr. Logsdon ceased serving as President, Chief Operating Officer and a director of the Company. Consequently, Mr. Logsdon is entitled to receive certain payments and benefits in accordance with section 10.1(ii) of his Executive Employment Agreement with the Company.

      On September 29, 2000, the Company entered into an Executive Employment Agreement with Ms. Reising, pursuant to which Ms. Reising has agreed to serve as the Executive Vice President and Chief Financial Officer of the Company for a term of three years for a base salary at an annual rate per year of $175,000 through and including March 23, 2001, and at an annual rate per year of $200,000 thereafter. The agreement provides for: (i) a term which will be automatically renewed for an additional one-year term unless either party gives notice to the other of its intention not to so renew at least 90 days prior to the termination of the then-current term; (ii) the payment of a specified base salary and an annual bonus in the discretion of the Board; (iii) a prohibition against Ms. Reising’s disclosure of confidential information for a period of two years following termination; and (iv) continuation of Ms. Reising’s salary and the benefits for the 24 months following her termination by the Company without cause or by her for “good reason.” Effective January 1, 2001, and March 1, 2002, Ms. Reising’s base salary under the agreement was increased to $225,000 and $270,000, respectively. Effective November 1, 2002, Ms. Reising’s base salary under the agreement was reduced to $243,000 until May 1, 2003, when her base salary under the agreement returned to $270,000. Effective November 1, 2004, Ms. Reising agreed voluntarily to reduce her base salary to $250,000 per year.

      On November 3, 2004, the Company hired Mr. Jaffe to serve as the Company’s President and Chief Operating Officer. See the section of this Proxy Statement titled “Proposal 1 — Election of Directors  — Certain Relationships and Related Transactions” for a discussion of Mr. Jaffe’s employment arrangement with the Company.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The executive compensation program is administered by the Compensation Committee of the Board, which in 2003 consisted of non-employee directors Ms. Newmark and Mr. Heck. The executive compensation program supports the Company’s commitment to providing superior shareholder value and is designed to attract and retain high-quality executives, to encourage them to make career commitments to the Company and to accomplish the Company’s short and long-term objectives. The Compensation Committee attempts to structure a compensation program for the Company that will reward its top executives with bonuses, stock and option awards upon attainment of specified goals and objectives while striving to maintain salaries at reasonably competitive levels. The Compensation Committee reviews the compensation (including salaries, bonuses and stock options) of the Company’s officers and performs such other duties as may be delegated to it by the Board. The Compensation Committee held five meetings during the year ended December 31, 2003.

      In reviewing the compensation to be paid to the Company’s executive officers during the year ended December 31, 2003, the Compensation Committee sought to ensure that executive officers were rewarded for long-term strategic management, for increasing the Company’s value for its shareholders and for achieving internal goals.

      The key components of executive officer compensation are salary, bonuses and stock option awards. Salary is generally based on factors such as an individual officer’s level of responsibility, prior years’ compensation, comparison to compensation of other officers in the Company and compensation provided at competitive companies and companies of similar size. Bonuses and stock option awards are intended to reward exceptional performance. Benchmarks for determining base salary and bonus levels include targeted funds from operations levels, strength of the balance sheet and creation of shareholder value. Stock option awards are also intended to increase an officer’s interest in the Company’s long-term success as measured by the market and book value of the Common Stock. Stock awards may be granted under various incentive plans to officers and directors of the Company and its subsidiaries and to employees specified in such plans who have managerial or supervisory responsibilities.

      The Company entered into Executive Employment Agreements with Messrs. Odom and Logsdon and Ms. Reising which are described in the section of this Proxy Statement titled “Proposal 1 — Election of Directors — Compensation of Directors and Executive Officers — Employment Agreements.” Effective February 23, 2004, Mr. Logsdon ceased serving as an executive officer of the Company.

      During the year ended December 31, 2003, the Company paid Mr. Odom, the Company’s Chief Executive Officer, salary in accordance with the terms of the Executive Employment Agreement between the Company and Mr. Odom. The Company did not pay a bonus to Mr. Odom for the year ended December 31, 2003 because certain benchmarks discussed above were not achieved. During the year ended December 31, 2003, the Company issued to Mr. Odom options to purchase an aggregate of 500,000 shares of Common Stock, of which an option to purchase 248,273 shares of Common Stock was issued to Mr. Odom in lieu of $56,250 in bonus earned by Mr. Odom in 2001 but not paid to him and of which an option to purchase 251,227 shares of Common Stock was issued to Mr. Odom upon successful completion of the Company’s acquisition of substantially all of the business assets of Clarent Corporation in February 2003. The options issued to Mr. Odom were issued pursuant to the Incentive Plan and have exercise prices equal to the fair market value of the Common Stock on the date of grant.

Respectfully submitted,

Amy L. Newmark
Gary H. Heck

      Pursuant to the regulations of the SEC, this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      From January 1, 2003 through December 31, 2003, the Compensation Committee was comprised of non-employee directors Ms. Newmark and Mr. Heck. During the year ended December 31, 2003, there were no Compensation Committee Interlocks. Mr. Heck ceased serving on the Compensation Committee effective February 24, 2004.

      In the second quarter of 2002, PacifiCom, a consulting firm in which Mr. Heck, a director of the Company and a member of the Compensation Committee, is a partner, provided to the Company consulting services relating to management performance. In exchange for such services, in December 2002 and January 2003, the Company issued to Mr. Heck and his partner options to purchase an aggregate of 125,000 and 15,000 shares of Common Stock, respectively, with exercise prices equal to the fair market value of the Common Stock on the date of grant. The services provided by PacifiCom had a fair market value in excess of the options granted to Mr. Heck and his partner for such services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Descriptions of the employment agreements between the Company and each of the Named Executive Officers are set forth in the section of this Proxy Statement titled “Proposal 1 — Election of Directors — Compensation of Directors and Executive Officers — Employment Agreements.”

      In addition, the Company entered into Indemnification Agreements with each of its directors and non-director officers at the level of Vice President and above. These agreements were ratified by the shareholders of the Company at the Company’s annual meeting of shareholders held in 2001.

      As noted above, in the second quarter of 2002, PacifiCom, a consulting firm in which Mr. Heck, a director of the Company and a member of the Compensation Committee, is a partner, provided to the Company consulting services relating to management performance. In exchange for such services, in December 2002 and January 2003, the Company issued to Mr. Heck and his partner options to purchase an aggregate of 125,000 and 15,000 shares of Common Stock, respectively, with exercise prices equal to the fair market value of the Common Stock on the date of grant. The services provided by PacifiCom had a fair market value in excess of the options granted to Mr. Heck and his partner for such services.

      Effective February 23, 2003, the Company hired Mr. Heck to serve as President and Chief Operating Officer of the Company at an annual salary of $270,000. On March 1, 2004, in connection with Mr. Heck’s employment, the Company issued to Mr. Heck an option to purchase 100,000 shares of Common Stock at an exercise price of $1.82 per share. The option was issued pursuant to the Incentive Plan and vested in its entirety on September 1, 2004. Mr. Heck resigned his positions as the President and Chief Operating Officer of the Company on November 3, 2004.

      In connection with the appointment of Mr. Jaffe as the Company’s President and Chief Operating Officer, on November 3, 2004 the Board granted to Mr. Jaffe (i) a ten-year option to purchase 500,000 shares of the Common Stock at an exercise price of $0.53 per share; (ii) a ten-year option to purchase 250,000 shares of Common Stock at an exercise price of $0.75 per share; and (iii) a ten-year option to purchase 250,000 shares of Common Stock at an exercise price of $1.25 per share. Each option vests with respect to 25% of the shares underlying it on each of November 3, 2005, November 3, 2006, November 3, 2007 and November 3, 2008; provided, however that each option vests in its entirety upon a change of control of the Company. In exchange for serving as the Company’s President and Chief Operating Officer, the Company has agreed to pay Mr. Jaffe base salary at a rate of $250,000 per year through December 31, 2004. After such date, his base salary will increase to as much as $350,000 per year, and he will be entitled to receive an achievement bonus of $100,000, if the Company achieves certain benchmarks. In the discretion of the Board, Mr. Jaffe also may be awarded annual bonuses on terms no less favorable than those awarded to other executive officers of the Company. The Company will provide Mr. Jaffe with corporate housing through June 30, 2005, and will reimburse Mr. Jaffe up to $20,000 for costs and expenses incurred by him in connection with his relocation to Atlanta, Georgia. Mr. Jaffe will also receive such other benefits as other executives of the Company may receive. If Mr. Jaffe’s employment with the Company is terminated by the

Company without cause after May 2, 2005, then he will continue to receive his base salary as then in effect and other benefits for a period of one year after such termination. If Mr. Jaffe’s employment with the Company is terminated by the Company in connection with a change of control of the Company, then he will receive his base salary as then in effect and other benefits for a period of either one or two years after such termination, depending upon the stock price of Common Stock upon such termination.

      There are no material relationships between the Company and its directors or executive officers except as previously discussed herein. In the ordinary course of business and from time to time, the Company and its affiliates and subsidiaries may do business with each other.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding the beneficial ownership of Common Stock as of October 28, 2004, by (i) each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director; (iii) each Named Executive Officer; and (iv) all executive officers and directors of the Company as a group. All beneficial ownership information reported below is based upon publicly available information and certain additional information known to the Company.

	Common Stock Beneficially
	Owned(1)

	Number of
	Shares of	Percentage
Name of Beneficial Owner	Common Stock	of Class(2)

Steven A. Odom‡†(3)	3,468,421	2.5%
James M. Logsdon(4)	1,500,888	1.1
Juliet M. Reising‡†(5)	1,490,663	1.1
Gary H. Heck†(6)	736,875	*
Amy L. Newmark†(7)	715,000	*
Joseph R. Wright, Jr.†(8)	662,465	*
Stephen E. Raville†(9)	652,500	*
Paul R. Garcia†(10)	472,000	*
Lewis Jaffe‡	0	—
James A. Verbrugge†	0	—
All executive officers and directors as a group (9 persons)(11)	8,197,924	5.8

†	Director of the Company

   ‡     Officer of the Company

*	Less than 1% of the issued and outstanding shares of the Common Stock

(1)	Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days of October 28, 2004, are treated as outstanding only when determining the amount and percentage owned by such individual or group.

(2)	In accordance with regulations of the SEC, the percentage calculations are based on 133,104,056 shares of Common Stock issued and outstanding as of October 28, 2004, plus shares of Common Stock which may be acquired within 60 days of October 28, 2004, by each individual or group listed.

(3)	Includes (i) 1,300 shares of Common Stock held by Mr. Odom’s wife as to which Mr. Odom may be deemed to share voting and investment power; (ii) 14,600 shares of Common Stock held by Mr. Odom’s son as to which Mr. Odom may be deemed to share voting and investment power; and (iii) 3,133,321 shares of Common Stock issuable pursuant to options or warrants exercisable within 60 days of October 28, 2004.

(4)	Includes 1,458,474 shares of Common Stock issuable pursuant to options or warrants exercisable within 60 days of October 28, 2004.

(5)	Includes (i) 143,082 shares of Common Stock held in an account owned by Ms. Reising’s husband as to which Ms. Reising may be deemed to share voting and investment power; and (ii) 1,347,581 shares of Common Stock issuable pursuant to options or warrants exercisable within 60 days of October 28, 2004.

(6)	Includes 700,000 shares of Common Stock issuable pursuant to options or warrants exercisable within 60 days of October 28, 2004.

(7)	Includes 575,000 shares of Common Stock issuable pursuant to options or warrants exercisable within 60 days of October 28, 2004.

(8)	Includes (i) 17,500 shares of Common Stock held by Cadet, LLC, of which Mr. Wright serves as manager and in which he holds an equity interest and over which Mr. Wright may be deemed to have sole investment and voting power; (ii) 25,000 shares of Common Stock held for the benefit of Mr. Wright’s grandchildren and (iii) 558,853 shares of Common Stock issuable pursuant to options or warrants exercisable within 60 days of October 28, 2004.

(9)	Includes (i) 547,500 shares of Common Stock issuable pursuant to options exercisable within 60 days of October 28, 2004; and (ii) 50,000 shares of Common Stock owned by the Raville 1994 Family Limited Partnership over which Mr. Raville does not have investment or voting power and as to which Mr. Raville disclaims beneficial ownership.

(10)	Represents 362,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of October 28, 2004.

(11)	Includes 7,224,255 shares of Common Stock issuable pursuant to options or warrants exercisable within 60 days of October 28, 2004.

PERFORMANCE GRAPH

      The following line graph compares the yearly percentage change in the cumulative total shareholder return on the Common Stock against the cumulative total shareholder return of a peer group of companies and The Nasdaq Market Index for the five-year period ended on December 31, 2003. The peer group selected is comprised of Lucent Technologies, Inc., Nortel Networks Corporation, Sonus Networks, Inc. and VocalTec Communications Ltd. This line graph assumes a $100 investment on December 31, 1998, and actual increases or decreases of the market value of the Common Stock relative to an initial investment of $100. The comparisons in this table are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Common Stock.

	Cumulative Total Return

	12/98	12/99	12/00	12/01	12/02	12/03

VERSO TECHNOLOGIES, INC.	100.00	167.54	31.17	27.01	10.83	67.12
NASDAQ STOCK MARKET (U.S.)	100.00	198.90	130.46	68.38	62.31	89.05
PEER GROUP	100.00	186.07	64.89	19.68	4.10	10.53

$100 invested on 12/31/98 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

      Pursuant to the regulations of the SEC, this performance graph is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act.

PROPOSAL 2

AMENDMENT TO 1999 STOCK INCENTIVE PLAN

Introduction

      On May 24, 1999, the Board approved the Company’s 1999 Stock Incentive Plan, which became effective upon the approval of the Company’s shareholders at the 1999 annual meeting. The Incentive Plan was subsequently amended by the approval of the Company’s shareholders at the Company’s 2001 annual meeting. The Incentive Plan provides for grants of up to 15,000,000 shares of Common Stock, less the aggregate number of shares of Common Stock granted under the Company’s 1995 Stock Incentive Plan, 1997 Stock

Incentive Plan and 1998 Stock Incentive Plan (referred to as the “prior plans”). The Incentive Plan replaces the prior plans. The Board has approved and does hereby recommend to the Company’s shareholders that they approve an amendment to the Incentive Plan to increase the number of shares authorized for issuance pursuant to the Incentive Plan to 17,500,000, less the aggregate number of shares issued pursuant to the prior plans.

      The purpose of the Incentive Plan is to advance the interests of the Company and its shareholders by enabling the Company (i) to attract and retain qualified employees or consultants to perform services for the Company by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives; and (ii) to pursue its growth strategy by providing the Company a means to provide an incentive through equity participation in the Company in the form of stock options or other incentive awards to key employees of newly acquired companies.

      The Company’s management relies on stock options as an essential part of the compensation packages necessary for the Company to attract and retain experienced officers and employees and to motivate employees to maximize shareholder value. The Board believes that the proposed increase in the number of shares available under the Incentive Plan is essential to permit the Company’s management to continue to provide long-term, equity-based incentives to present and future employees. As of September 30, 2004, the Company had granted 13,785,536 options and 105,007 stock bonuses under the Incentive Plan and under the prior plans; accordingly, only 1,109,457 shares were available for grants under the Incentive Plan.

      The material features of the Incentive Plan as proposed to be amended are discussed below. The following description of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Incentive Plan, as currently in effect, which is attached as Appendix B to this Proxy Statement.

Summary of the Incentive Plan

      General. The Incentive Plan provides for the grant to participating eligible recipients of the Company, also referred to as “participants,” of (i) options to purchase shares of Common Stock that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) options to purchase shares of Common Stock that do not qualify as incentive options (“non-qualified options”); (iii) awards of shares of Common Stock that are subject to risk of forfeiture and transferability restrictions that lapse after specified periods of time or upon the occurrence of events described in the Incentive Plan (“restricted stock awards”); and (iv) awards of shares of Common Stock (“stock bonuses”). Incentive options and non-qualified options are collectively referred to in this document as “options,” and options, restricted stock awards, and stock bonuses are collectively referred to in this document as “incentive awards.”

      The Incentive Plan is administered by the Compensation Committee of the Board. In accordance with and subject to the provisions of the Incentive Plan, the Compensation Committee has the authority to determine all provisions of incentive awards as the Compensation Committee may deem necessary or desirable and as consistent with the terms of the Incentive Plan, including (i) the recipients to be granted incentive awards under the Incentive Plan; (ii) the nature and extent of the incentive awards to be made to each participant; (iii) the time or times when incentive awards will be granted; (iv) the duration of each incentive award; and (v) the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. In addition, the Compensation Committee has the authority in its sole discretion to pay the economic value of any incentive award in the form of cash, shares of Common Stock or any combination of both.

      The Compensation Committee has the authority under the Incentive Plan to amend or modify the terms of any outstanding incentive award in any manner, including the authority to modify the number of shares or other terms and conditions of an incentive award, extend the term of an incentive award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an incentive award, accept the surrender of any outstanding incentive award or, to the extent not previously exercised or vested, authorize the grant of new incentive awards in substitution for surrendered incentive awards; provided that the amended or modified terms are permitted by the Incentive Plan as then in effect and that any participant adversely affected by such amended or modified terms has consented to such amendment or modification. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Compensation Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustments to the number and kind of securities or other property (including cash) available for issuance or payment under the Incentive Plan and, in order to prevent dilution or enlargement of the rights of participants, (i) the number and kind of securities or other property (including cash) subject to outstanding options, and (ii) the exercise price of outstanding options.

      All employees (including officers and directors who are also employees), non-employee directors, consultants and independent contractors of the Company or any subsidiary of the Company who, in the judgment of the Compensation Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company and its subsidiaries will be eligible to participate in the Incentive Plan. As of September 30, 2004, there were approximately 450 individuals eligible to participate in the Incentive Plan. As a holder of incentive awards (other than restricted stock awards and stock bonuses), a participant will have no rights as a shareholder with respect to the shares of Common Stock underlying such incentive awards unless and until such incentive awards are exercised for, or paid in the form of, shares of Common Stock and the participant becomes the holder of record of such shares. No right or interest of any participant in an incentive award may be assigned or transferred, except pursuant to a qualified domestic relations order (other than the case of incentive stock options), testamentary will, the laws of descent and distribution, or as otherwise expressly permitted by the Incentive Plan, or subjected to any lien or otherwise encumbered during the lifetime of the participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, unless approved by the Compensation Committee in its sole discretion. If Proposal 2 is approved by the Company’s shareholders at the Meeting, then the maximum number of shares of Common Stock that will be available for issuance under the Incentive Plan will be 17,500,000 shares of Common Stock less the number of shares of Common Stock granted under the prior plans. No participant may be granted any options or stock appreciation rights, or any other incentive awards with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 300,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in the Incentive Plan); provided that a participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, options, stock appreciation rights or such other incentive awards with up to 500,000 underlying shares of Common Stock (subject to adjustment as provided in the Incentive Plan). On November 5, 2004, the last sale price of the Common Stock was $0.49 per share, as reported on The Nasdaq SmallCap Market.

      The Incentive Plan will terminate at midnight on June 24, 2009, unless terminated earlier by action of the Board. The Board may suspend or terminate the Incentive Plan or any portion thereof at any time and may amend the Incentive Plan in any respect without shareholder approval, unless shareholder approval is then required by federal securities or tax laws or the rules of The Nasdaq SmallCap Market. No incentive award under the Incentive Plan will be granted after termination of the Incentive Plan. Incentive awards outstanding upon termination of the Incentive Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

      Options. The terms and conditions of any option granted under the Incentive Plan, including whether the option is to be considered an incentive stock option or a non-qualified option, will be determined by the Compensation Committee, subject to the requirements set forth in the Incentive Plan. To the extent, however, that any incentive stock option granted under the Incentive Plan ceases for any reason to qualify as an incentive stock option under the Code, such incentive stock option will continue to be outstanding for purposes of the Incentive Plan but will thereafter be deemed to be a non-qualified option. The per share price to be paid by a participant upon exercise of an option will be determined by the Compensation Committee in its discretion at the time of the option grant; provided that the exercise price for incentive stock options must be equal to the fair market value of one share of Common Stock on the date of grant and 110% of the fair market value if, at the time the incentive stock option is granted, the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company. The fair market value of Common Stock is equal to the closing bid price, as reported by The Nasdaq SmallCap Market, as of the date of grant (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote).

      An option will become exercisable at such times and in such installments as may be determined by the Compensation Committee in its sole discretion at the time of grant; provided that no option may be exercisable after 10 years from its date of grant. For incentive options, the aggregate fair market value (determined as of the time the incentive option is granted) of shares of Common Stock with respect to which incentive options become exercisable for the first time by the participant under the Incentive Plan during any calendar year may not exceed $100,000.

      Payment of an option exercise price must be made entirely in cash unless the Compensation Committee, in its sole discretion and upon terms and conditions established by the Compensation Committee, allows such payments to be made, in whole or in part, (i) by tender of a written notice pursuant to which a participant irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer; (ii) by tender of shares of Common Stock that are already owned by the participant or, with respect to any incentive award, that are to be issued upon the grant, exercise or vesting of such incentive award; (iii) by execution of a promissory note (on terms acceptable to the Compensation Committee in its sole discretion); or (iv) by a combination of such methods.

      Restricted Stock Awards. Restricted stock awards are awards of Common Stock granted to a recipient which are subject to restrictions on transferability and the risk of forfeiture. The Compensation Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Incentive Plan, to the vesting of restricted stock awards as it deems appropriate, including that the participant remain in the continuous employ or service of the Company or any of its subsidiaries for a specified period of time or that the participant or the Company, or any subsidiary or division of the Company, satisfy specified performance goals or criteria. Except as otherwise provided under the Incentive Plan, a participant will have all voting, dividend, liquidation and other rights with respect to such shares of Common Stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if such participant were a holder of record of shares of unrestricted Common Stock.

      Stock Bonuses. Stock bonuses are awards of Common Stock that are not subject to any restrictions other than, if imposed by the Compensation Committee, restrictions on transferability. A participant may be granted one or more stock bonuses under the Incentive Plan, and such stock bonuses will be subject to such terms and conditions, consistent with other provisions of the Incentive Plan, as may be determined by the Compensation Committee in its sole discretion. Other than transfer restrictions, if any, imposed by the Compensation Committee, the participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a participant as a stock bonus under the Incentive Plan upon the participant becoming the holder of record of such shares.

      Effect of Termination of Employment or Other Service. If a participant’s employment or other service with the Company and its subsidiaries is terminated by reason of death, disability or retirement (except in the case of incentive stock options), (i) all outstanding options then held by the participant will become immediately exercisable in full and will remain exercisable for a period of one year after such termination (but in no event after the expiration date of any such option); (ii) all restricted stock awards then held by the participant will become fully vested; and (iii) all stock bonuses then held by the participant will vest and/or continue to vest in the manner determined by the Compensation Committee and set forth in the agreement evidencing such stock bonuses. In the event a participant’s employment or other service is terminated with the

Company and its subsidiaries for any reason other than death, disability or retirement (but including retirement in the case of incentive stock options), or a participant is in the employ or service of a subsidiary of the Company and such subsidiary ceases to be a subsidiary of the Company (unless the participant continues in the employ or service of the Company or another subsidiary), (i) all outstanding options then held by the participant will remain exercisable to the extent exercisable as of such termination until the earlier of three months after such termination or the expiration date of any such option, unless termination is for cause, in which case all options will remain exercisable as of such termination for a period of one month after such termination (but in no event after the expiration of any such option); (ii) all restricted stock awards then held by the participant that have not vested will be terminated and forfeited; and (iii) all stock bonuses then held by the participant will vest and/or continue to vest in the manner determined by the Compensation Committee and set forth in the agreement evidencing such stock bonuses.

      Change in Control of the Company. In the event a “change in control” of the Company occurs, then, unless otherwise provided by the Compensation Committee in its sole discretion either in the agreement evidencing an incentive award at the time of grant or at any time after the grant of an incentive award, (i) all outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options have been granted remains in the employ or service of the Company or any of its subsidiaries; (ii) all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and (iii) all outstanding stock bonuses then held by the participant will vest and/or continue to vest in the manner determined by the Compensation Committee and set forth in the agreement evidencing such stock bonuses. In addition, the Compensation Committee, without the consent of any affected participant, may determine that some or all participants holding outstanding options will receive, with respect to some or all of the shares of Common Stock subject to such options, as of the effective date of any such change in control, cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of such options. To the extent that such acceleration of the vesting of incentive awards or the payment of cash in exchange for all or part of an incentive award would be deemed a “payment” (as defined in the Code), together with any other “payments” which such participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in the Code), then the “payments” to such participant pursuant to the change in control provisions in the Incentive Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code. To the extent, however, that a participant has a separate agreement that specifically provides that such “payments” will not be reduced, then the foregoing limitations will not apply.

      For purposes of the Incentive Plan, a “change in control” of the Company will be deemed to have occurred, among other things, upon (i) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company; (ii) the approval by the Company shareholders of a plan or proposal for the liquidation or dissolution of the Company; (iii) any person becoming, after the effective date of the Incentive Plan, the beneficial owner, directly or indirectly, of (A) 20% or more, but less than 50%, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by any individuals who are members of the Board on the effective date of the Incentive Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company shareholders, was approved by a vote of at least a majority of the incumbent directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination) (the “incumbent directors”), or (B) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the incumbent directors); (iv) a merger or consolidation to which the Company is a party if the Company shareholders immediately prior to the effective date of such merger or consolidation beneficially own, immediately following the effective date of such merger or consolidation, securities of the surviving corporation representing (A) more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation was approved in advance by the incumbent directors, or (B) 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, (regardless of any approval by the incumbent directors); (v) the incumbent directors cease for any reason to constitute at least a majority of the Board; or (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

      Awards Under the Incentive Plan. The exact number or amounts of any future grants of incentive awards under the Incentive Plan have not been determined at this time. At the discretion of the Compensation Committee, awards under the Incentive Plan may be made to the Company’s officers and directors. The Company is not obligated to make any future grants of incentive awards under the Incentive Plan.

Federal Income Tax Consequences

      The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not address state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an incentive award.

      Incentive Options. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to an employee of an incentive option under the Incentive Plan. The exercise by a participant of an incentive option also will not result in any federal income tax consequences to the Company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant’s alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an option exercise price or if shares otherwise to be received pursuant to the exercise of such option are used for such purpose.

      If the participant disposes of the incentive option shares acquired upon exercise of the incentive option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the incentive option was granted, nor within one year after the participant exercised the incentive option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares; and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

      If the participant does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive option (or, for directors, officers or greater than 10% shareholders of the Company, generally the fair market value of the shares six months after the date of exercise, unless such persons file an election under Section 83(b) of the Code within 30 days of exercise); or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

      Non-Qualified Options. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a non-qualified option. Upon exercise of a non-qualified option, a participant will recognize ordinary income, subject to withholding, on the “includability date” in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the includability date; and (ii) the consideration paid for the shares. The includability date generally will be the date of exercise of the non-qualified option. However, the includability date for participants who are officers, directors or greater than 10% shareholders of the Company will generally occur six months later, unless such persons file an election under Section 83(b) of the Code within 30 days of the date of exercise to include as ordinary income the amount realized upon exercise of the non-qualified option. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an option exercise price or if shares otherwise to be received pursuant to the exercise of such option are used for such purpose.

      At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a non-qualified option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the includability date and short-term capital gain or loss if the sale or disposition occurs one year or less after the includability date.

      In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a non-qualified option for any amounts includable in the taxable income of the participant as ordinary income, provided the Company complies with the applicable withholding and reporting requirements.

      Restricted Stock Awards and Stock Bonuses. With respect to shares issued pursuant to a restricted stock award that is not subject to a substantial risk of forfeiture or with respect to stock bonuses, a participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Code within 30 days after receipt to include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the restricted stock award lapse. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of the participant as ordinary income. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

      A participant who does not make a Section 83(b) election within 30 days of the receipt of a restricted stock award that is subject to a risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares free of restrictions. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of a participant as ordinary income. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse. Any dividends received by a participant with respect to unvested shares will, unless such participant has made a valid Section 83(b) election, constitute compensation income (for which the Company will be entitled to a corresponding tax deduction) subject to the participant’s ordinary income tax rates and to wage withholding and reporting by the Company.

      Excise Tax on Parachute Payments. Section 4999 of the Code imposes an excise tax on “excess parachute payments,” as defined in Section 280G of the Code. Generally, parachute payments are payments in the nature of compensation to employees or independent contractors who are also officers, shareholders or highly-compensated individuals, where such payments are contingent on a change in ownership or control of the stock or assets of the paying corporation. In addition, the payments must be substantially greater in amount than the recipient’s regular compensation. Under Treasury Regulations recently finalized by the Internal Revenue Service, under certain circumstances the grant, vesting, acceleration or exercise of options pursuant to the Incentive Plan could be treated as contingent on a change in ownership or control for purposes of determining the amount of a participant’s parachute payments.

      In general, the amount of a parachute payment (some portion of which may be deemed to be an “excess parachute payment”) would be the cash or the fair market value of the property received (or to be received)

less the amount paid for such property. If a participant were found to have received an excess parachute payment, he or she would be subject to a special nondeductible 20% excise tax on the amount thereof, and the Company would not be allowed to claim any deduction with respect thereto.

Equity Compensation

Equity Compensation Plan Information

      The following table sets forth information regarding equity compensation plans of the Company under which the Common Stock is authorized for issuance as of December 31, 2003.

			Weighted Average		Number of Securities
	Number of Securities to		Exercise Price of		Remaining Available
	be Issued Upon Exercise		Outstanding		For Future Issuance
	of Outstanding Options,		Options, Warrants		Under Equity
Plan Category	Warrants and Rights		and Rights		Compensation Plans

Equity compensation plans approved by security holders:(1)	10,727,970		$1.81		1,958,752
Equity compensation plans not approved by security holders	442,172	(2)(3)	$4.27	(2)(3)	0

Total	11,170,142		$1.91		1,958,752

(1)	Represents options granted pursuant to the Incentive Plan.

(2)	Does not include (i) options to purchase 757,265 shares of Common Stock with a weighted average exercise price of $1.56 per share, which were originally granted as options to purchase shares of Telemate common stock pursuant to the Telemate Stock Incentive Plan and the Telemate.Net Software, Inc. 1999 Stock Incentive Plan and which were assumed by the Company in connection with the Company’s acquisition of Telemate; and (ii) options and warrants to purchase 5,080,244 shares of Common Stock with a weighted average exercise price of $2.52 per share, which were originally granted as options and warrants to purchase shares of Cereus’ common stock pursuant to the Cereus’ Outside Director Warrant Plan, Directors’ Warrant Plan and 1997 Stock Option Plan and which were assumed by the Company in connection with the Company’s acquisition of Cereus. The Company has not made, and will not make, any grants under the stock option or warrant plans of Telemate or Cereus.

(3)	Includes options and warrants to purchase Common Stock granted under plans not approved by the Company’s shareholders. The material features of such plans are set forth below.

(a)	On January 30, 2001, the Company issued a warrant to purchase 83,334 shares of Common Stock to PNC Bank, National Association, a former lender to the Company (“PNC”), in consideration of PNC consenting to certain transactions engaged in by the Company. The warrant is exercisable until January 30, 2006, at an exercise price of $1.50 per share. The number of shares of Common Stock underlying the warrant and the exercise price thereof are subject to adjustment as set forth in the warrant.

(b)	On September 1, 2000, the Company issued a warrant to purchase 12,532 shares of Common Stock to PNC in consideration of PNC consenting to certain transactions engaged in by the Company. The warrant is exercisable until September 1, 2005, at an exercise price of $0.01 per share. The number of shares of Common Stock underlying the warrant and the exercise price thereof are subject to adjustment as set forth in the warrant.

(c)	On October 16, 2001, the Company issued a warrant to purchase 25,000 shares of Common Stock to PNC in consideration of PNC consenting to certain transactions engaged in by the Company. The warrant is exercisable until October 16, 2006, at an exercise price of $0.01 per share. The number of shares of Common Stock underlying the warrant and the exercise price thereof are subject to adjustment as set forth in the warrant.

(d)	On February 8, 2000, the Company issued warrants to purchase an aggregate of 37,364 shares of Common Stock to Burnham Securities, Inc. and three of its affiliates as compensation for services rendered by Burnham Securities, Inc. in connection with a private placement of securities conducted by the Company in February 2000. The warrants are exercisable until February 8, 2005, with an exercise price of $3.09 with respect to 5,336 shares underlying such warrants and $5.62 with respect to the remaining 32,028 shares underlying such warrants. The number of shares of Common Stock underlying the warrants and the exercise prices thereof are subject to adjustment as set forth in the warrants.

(e)	On February 18, 2000, the Company issued a warrant to purchase 8,942 shares of Common Stock to a broker dealer as compensation for services rendered by such broker dealer in connection with a private placement of securities conducted by the Company in August 2000. The warrant is exercisable until August 2005, with an exercise price of $1.82 per share.

(f)	On October 31, 1996, the Company issued warrants to purchase an aggregate of 150,000 shares of Common Stock to three individuals as compensation for consulting services rendered by such individuals to the Company. The warrants are exercisable until October 30, 2006, at an exercise price of $6.00 per share.

(g)	On January 21, 1997, the Company issued a warrant to purchase 25,000 shares of Common Stock to one individual as compensation for consulting services rendered by such individual to the Company. The warrant expired on January 20, 2004.

(h)	On September 19, 1997, the Company issued warrants to purchase an aggregate of 100,000 shares of Common Stock to two individuals as compensation for consulting services rendered by such individuals to the Company. The warrants are exercisable until October 30, 2006, at an exercise price of $5.25 per share.

Vote Required for Amendment to the Incentive Plan

      Approval of the amendment to the Incentive Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting.

Recommendation of the Board of Directors

      The Board unanimously recommends that the shareholders of the Company vote FOR Proposal 2. Proxies solicited by Board will be voted FOR Proposal 2 unless instructions to the contrary are given.

PROPOSAL 3

AMENDMENT TO 1999 EMPLOYEE STOCK PURCHASE PLAN

Introduction

      In November 1999, the Board approved the Company’s 1999 Employee Stock Purchase Plan, which became effective upon the approval of the Company’s shareholders at the 1999 annual meeting. The Purchase Plan provides for the issuance of up to 1,000,000 shares of Common Stock through purchase rights granted to the Company’s employees. The Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code. The Board has approved and does hereby recommend to the Company’s shareholders that they approve an amendment to the Purchase Plan to increase the number of shares authorized for issuance pursuant to the Purchase Plan to 2,000,000 shares.

      The Purchase Plan allows eligible employees of the Company and its subsidiaries to purchase shares of Common Stock on reasonable terms through payroll deductions. The Purchase Plan is intended to encourage eligible employees of the Company and its subsidiaries to acquire or increase their ownership of Common Stock through these purchases. The opportunity so provided is intended to foster in eligible employees a strong incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries, to aid in retaining individuals who put forth such efforts and to assist in attracting the best available individuals to the Company in the future. As of September 30, 2004, the Company had issued 789,190 shares of Common Stock pursuant to the Purchase Plan; accordingly, only 210,810 shares of Common Stock were available for issuance under the Purchase Plan.

      The material features of the Purchase Plan, as proposed to be amended, are described below. The following description of the Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Purchase Plan, as currently in effect, which is attached as Appendix C to this Proxy Statement.

Summary of the Purchase Plan

      The Purchase Plan is administered by the Compensation Committee of the Board. The Purchase Plan is implemented by offerings of purchase rights to the Company’s eligible employees. Generally, all employees of the Company may participate in the Purchase Plan and may authorize payroll deductions of up to 10% of their earnings for the purchase of Common Stock under the Purchase Plan.

      Unless otherwise determined by the Board, Common Stock is purchased for accounts of employees participating in the plan at a price per share equal to the lower of:

•	85% of the fair market value of a share of the Common Stock on the relevant January 1st or July 1st; or

•	85% of the fair market value of a share of the Common Stock on the following June 30th or December 31st.

      Under the Purchase Plan, the Company may specify offerings with a duration of not more than six months. The first offering under the Purchase Plan began on January 1, 2000 and terminated on June 30, 2000. Thereafter, offerings generally begin on each subsequent July 1st and January 1st and continue for six months. Purchases occur each December 31st and June 30th. On the first day of an offering period, the Company grants to each eligible employee who has elected to participate in the Purchase Plan a right to purchase shares of Common Stock as follows: the eligible employee may authorize an amount (a whole percentage from 1% to 10% of the eligible employee’s eligible compensation) to be deducted from his or her pay during the offering period. On the last day of the offering period, the eligible employee is deemed to have exercised the right, at the right exercise price, to the extent of accumulated payroll deductions. For this purpose, an eligible employee’s eligible compensation includes his or her regular compensation (i.e., straight time earnings) and any bonuses and commissions.

      If an employee is not a participant on the last day of the offering period, then the employee is not entitled to exercise any purchase right, and the amount of the employee’s accumulated payroll deductions will be refunded. An employee’s rights under the plan terminate upon voluntary withdrawal from the Purchase Plan at any time, or when the employee ceases employment for any reason, except that upon termination of employment because of death, disability or retirement, the employee or the employee’s beneficiary may exercise the right to purchase the shares that the accumulated payroll deductions in the participant’s account would purchase at the date of death, disability or retirement. As of September 30, 2004, there were approximately 450 employees eligible to participate in the Purchase Plan.

      Eligible employees may be granted purchase rights only if the purchase rights, together with any other purchase rights granted under any other employee stock purchase plans, do not permit the employee to purchase Common Stock at a rate which exceeds $25,000 of the fair market value of the stock for each calendar year in which purchase rights are outstanding.

      The exact number of shares of Common Stock to be issued under the Purchase Plan has not been determined at this time. The Company’s officers may purchase shares of Common Stock pursuant to the terms of the Purchase Plan.

      If Proposal 3 is approved by the Company’s shareholders at the Meeting, then the maximum number of shares of Common Stock that will be available for issuance under the Purchase Plan will be 2,000,000 shares, less the number of shares previously issued under the Purchase Plan.

Federal Income Tax Consequences

      The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description does not address state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives or purchases shares of Common Stock pursuant to the Purchase Plan.

      The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. If the Purchase Plan so qualifies, the amount withheld from an eligible employee’s compensation under the Purchase Plan will constitute ordinary income for federal income tax purposes in the year in which such amounts would otherwise have been paid to the eligible employee. However, an eligible employee will generally not recognize any income for federal income tax purposes either on the grant of a purchase right under the Purchase Plan or upon the issuance of any shares of Common Stock under the Purchase Plan.

      The federal income tax consequences of disposing of shares of Common Stock acquired under the Purchase Plan depend upon how long an eligible employee holds the shares. If an eligible employee disposes of shares acquired under the Purchase Plan (other than a transfer by reason of death) within a period of two years from the first day of the offering period in which the shares were acquired, an amount equal to the difference between the exercise price and the fair market value of the shares on the last day of such offering period will be treated as ordinary income for federal income tax purposes in the taxable year in which the disposition takes place.

      Such amount may be subject to wage withholding. The difference between the amount realized upon such disposition of the shares and their fair market value on the last day of the offering period will constitute capital gain or loss. Whether the gain (or loss) constitutes long-term or short-term capital gain (or loss) will depend upon the length of time the eligible employee held the shares prior to its disposition. Eligible employees should consult their tax advisors to determine whether any specific gain (or loss) constitutes long-term or short-term capital gain (or loss).

      If an eligible employee disposes of any shares acquired under the Purchase Plan more than two years after the first day of the offering period in which such shares were acquired (or if no disposition has occurred by the time of eligible employee’s death) an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition (or death) over the purchase price, or (i) the excess of the fair market value of the shares on the first day of the offering period in which the shares were acquired over the purchase price will be recognized as ordinary income and may be subject to wage withholding. With respect to a disposition of such shares, any remaining gain on such disposition will be taxed as long-term capital gain. With respect to a transfer of such shares upon death, any remaining gain or loss will not be recognized. However, a subsequent sale or exchange of such shares by an eligible employee’s estate or the person receiving such shares by reason of the eligible employee’s death may result in capital gain or loss.

      No income tax deduction ordinarily is allowed to the Company with respect to the grant of any purchase right under the Purchase Plan, the issuance of any shares of Common Stock under the Purchase Plan or the disposition of any shares acquired under the Purchase Plan and held more than for two years after the first day of the offering period in which such shares were acquired. However, if an eligible employee disposes of shares purchased under the Purchase Plan within two years after the first day of the offering period in which the shares were acquired, the Company will receive an income tax deduction in the year of such disposition in an amount equal to the amount constituting ordinary income to the eligible employee, provided that the Company complies with the applicable wage withholding and reporting requirements.

Vote Required for Amendment to the Purchase Plan

      Approval of the amendment to the Purchase Plan will require the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by Proxy at the Meeting.

Recommendation of the Board of Directors

      The Board unanimously recommends that the shareholders of the Company vote FOR Proposal 3. Proxies solicited by the Board will be voted FOR Proposal 3 unless instructions to the contrary are given.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Overview

      Grant Thornton LLP currently serves as the Company’s independent auditors, and the Board has appointed Grant Thornton LLP to serve as independent auditors to conduct an audit of the Company’s consolidated financial statements for the year ending December 31, 2004. KPMG LLP served as the Company’s principal accountants from October 2000 to June 2004 and conducted the audit of the Company’s consolidated financial statements for the year ended December 31, 2003.

      Appointment of the independent auditors of the Company is not required to be submitted to a vote of the shareholders of the Company for ratification under the laws of the State of Minnesota. However, the Audit Committee has recommended that the Board submit this matter to the shareholders of the Company as a matter of good corporate practice. If the shareholders fail to ratify the appointment of Grant Thornton LLP, then the Board will appoint another firm to serve as the independent auditors of the Company for the year ending December 31, 2005.

      Representatives of Grant Thornton LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Representatives of KPMG LLP are not expected to be present at the Meeting.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

      On June 7, 2004, the Company dismissed KPMG LLP as its principal accountants. The Company’s Audit Committee and Board participated in and approved the decision to change independent accountants.

      The audit reports of KPMG LLP on the consolidated financial statements of Verso Technologies, Inc. and subsidiaries as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

      KPMG LLP’s report on the consolidated financial statements of Verso Technologies, Inc. and subsidiaries as of and for the years ended December 31, 2003 and 2002 contained a separate paragraph stating that, effective July 1, 2001, Verso Technologies, Inc. and subsidiaries adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” and certain provisions of SFAS No. 142, “Goodwill and Other Intangible Assets,” as required for goodwill and other intangible assets resulting from business combinations consummated after June 30, 2001, and fully adopted all provisions effective January 1, 2002.

      In connection with KPMG LLP’s audits for the two fiscal years ended December 31, 2003 and the subsequent interim period through June 7, 2004, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their audit reports on the consolidated financial statements for such years.

      Due to the additional costs associated with complying with the requirements of the Sarbanes-Oxley Act of 2002, the Company’s audit and accounting fees for 2004 were expected to more than double from previous years. Consequently, the Company determined that it was in its best interest to request proposals from independent public accountants to seek to better balance the Company’s cost containment efforts with its audit needs.

      The Company engaged Grant Thornton LLP as its new independent registered public accountants as of June 7, 2004 after the Audit Committee’s review of responses to requests for proposals. Due to the Company’s change of independent registered public accounting firm, the Company expects that its total audit and accounting fees going forward will be significantly less than such fees otherwise would have been had such change not been made. Additionally, the Company believes that Grant Thornton LLP has a focus on middle market companies similar to the Company.

      During the two most recent fiscal years and through June 7, 2004, the Company has not consulted with Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a) (1) (iv) and related instructions of Regulation S-K) or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).

Audit Fees

      KPMG LLP billed $284,500 and $275,660 for fiscal years 2003 and 2002, respectively, for professional services rendered by KPMG LLP for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

      KPMG LLP billed $122,475 and $103,178 for fiscal years 2003 and 2002, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include consultations concerning certain financial accounting and reporting standards.

Tax Fees

      KPMG LLP billed $91,381 and $107,142 for fiscal years 2003 and 2002, respectively, for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance, tax audit defense, custom and duties and acquisitions and divestitures tax planning.

All Other Fees

      KPMG LLP did not bill for, and did not render professional services to the Company during, fiscal years 2003 or 2002 for any services that are not included in the above classifications.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditors. The Audit Committee has adopted a policy which provides for general pre-approval of specified Audit, Audit-Related, Tax and Other Services that do not exceed enumerated dollar amounts. The policy also provides that, unless a type of service to be provided by the independent auditors has received general pre-approval, it will require specific pre-approval by the Audit Committee.

      The Audit Committee has determined the Audit, Audit-Related, Tax and Other Services that are the basis for general pre-approval by the Audit Committee. The enumerated dollar amounts at which such general pre-approval will apply are currently under consideration by the Audit Committee. Until the Audit

Committee has determined such enumerated dollar amounts, all services performed by the Company’s independent auditors will require the specific pre-approval of the Audit Committee.

Vote Required for Ratification of Independent Auditors

      Ratification of the appointment of independent auditors will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting.

Recommendation of the Board of Directors

      The Board unanimously recommends that the shareholders of the Company vote FOR Proposal 4. Proxies solicited by the Board will be voted FOR Proposal 4 unless instructions to the contrary are given.

ADDITIONAL INFORMATION

Annual Report

      A copy of the Annual Report, excluding exhibits, is enclosed with this Proxy Statement. The Annual Report is not a part of the proxy soliciting material enclosed herewith. Upon receipt of a written request, the Company will, without charge, furnish any owner of its Common Stock a copy of its Annual Report, including financial statements and the footnotes thereto. Copies of exhibits to the Annual Report are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to the Secretary of the Company at the address indicated on the first page of this Proxy Statement.

Other Matters

      Management knows of no matters which will be presented for consideration at the Meeting other than those stated in the Notice of Annual Meeting of Shareholders which accompanied this Proxy Statement. However, if any other matters do properly come before the Meeting, the person or persons named in the accompanying proxy form will vote the proxy in accordance with their best judgment regarding such matters. Such person or persons will also vote the proxy in accordance with their best judgment on matters incident to the conduct of the Meeting, including any decisions to adjourn the Meeting.

Shareholder Proposals

      Any and all shareholder proposals with respect to nominations of persons for election as directors must comply with the provisions of Article III, Section 10 of the Company’s Bylaws, which provisions are summarized in the section of this Proxy Statement titled “Proposal 1 — Election of Directors — Nominating Process for Directors.” Any and all other shareholder proposals for inclusion in the proxy materials for the Company’s annual meeting of shareholders to be held in 2005 must comply with Rule 14a-8 promulgated under the Exchange Act and must be received by the Company, at its offices located at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339, not later than July 6, 2005. Such other proposals should be addressed to the Secretary of the Company at the address indicated on the first page of this Proxy Statement.

      Whether or not you plan to attend the Meeting, you are urged to complete, date and sign the accompanying form of proxy and return it promptly to the Company in the enclosed postage-paid envelope. Shareholders who attend the Meeting may vote their shares personally even though they have sent in their proxies.

By Order of the Board of Directors,

STEVEN A. ODOM
Chairman of the Board and
Chief Executive Officer

Atlanta, Georgia

November [     ], 2004

APPENDIX A

VERSO TECHNOLOGIES, INC.

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

Organization

      There shall be a committee of the board of directors of Verso Technologies, Inc. (the “Company”) to be known as the audit committee. The audit committee shall be comprised of not less than three directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), and the rules of The Nasdaq Stock Market, Inc. No member of the audit committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the preceding three years. Each appointed audit committee member shall be subject to annual reconfirmation by the board of directors and may be removed by the board of directors at any time.

      All members of the audit committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Statement of Purpose and Policy

      The purpose of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information of the Company which will be provided to the shareholders and others; reviewing the systems of internal controls which management and the board of directors have established; appointing, retaining and overseeing the performance of independent auditors; and overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. In so doing, the audit committee shall seek to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

Responsibilities

      In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to better react to changing conditions and to better evaluate the corporate accounting and reporting practices of the Company.

      In carrying out these responsibilities, the audit committee shall:

•	Review annually the audit committee’s charter for adequacy and recommend any changes to the board of directors.

•	Be directly responsible for the appointment of, the determination of the compensation for, and the retention and oversight of the work of, the independent auditors engaged (including resolution of disagreements between the independent auditors and management regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The audit committee shall have the sole authority to hire, fire and determine the compensation of the independent auditors employed to conduct the annual audit. The independent auditors shall report directly to the audit committee.

•	Ensure rotation of the audit partner of the independent auditors as required by Section 10A(j) of the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

•	Obtain on an annual basis a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1, actively engage in a dialogue with the independent auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditors, and recommend to the board of directors, if necessary, that the full board of directors take appropriate action to oversee the independence of the independent auditors.

•	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•	Review with the independent auditors, the Company’s internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the audit committee periodically should review the Company’s policy statements to determine their adherence to the Company’s code of ethics and conduct.

•	Review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

•	Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

•	Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Review accounting and financial human resources and succession planning within the Company.

•	Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

•	Approve all related party transactions, as defined by applicable SEC rules and regulations, to which the Company is a party.

•	Engage and determine funding for such independent professional advisers and counsel as the audit committee determines are appropriate to carry out its functions hereunder. The Company shall provide appropriate funding to the audit committee, as determined by the audit committee, for payment of (i) compensation to the independent auditors for services approved by the audit committee, (ii) compensation to any outside advisers retained by the audit committee and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

•	Pre-approve all audit services and permissible non-audit services by the independent auditors, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the

SEC. The audit committee may establish pre-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, for the engagement of independent auditors to render services to the Company, including, but not limited to, policies that would allow the delegation of pre-approval authority to one or more members of the audit committee, provided that any pre-approvals delegated to one or more members of the audit committee are reported to the audit committee at its next scheduled meeting.

•	Establish procedures for: (i) the submission, receipt, retention, investigation and treatment of complaints and concerns received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      Notwithstanding the foregoing, it is not the responsibility of the audit committee, however, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This responsibility rests with management and the independent auditors. Furthermore, it is not the duty of the audit committee to conduct investigations or to assure compliance with laws and regulations.

APPENDIX B

VERSO TECHNOLOGIES, INC.

1999 STOCK INCENTIVE PLAN

(As Amended November 16, 2001)

1. Purpose of Plan

      The purpose of the Verso Technologies, Inc. 1999 Stock Incentive Plan (the “Plan”) is to advance the interests of Verso Technologies, Inc. (the “Company”) and its shareholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2. Definitions

      The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1 “Board” means the Board of Directors of the Company.

2.2 “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

2.3 “Change in Control” means an event described in Section 11.1 of the Plan.

2.4 “Code” means the Internal Revenue Code of 1986, as amended.

2.5 “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.6 “Common Stock” means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.5 of the Plan.

2.7 “Company” means Verso Technologies, Inc., a Minnesota corporation.

2.8 “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.9 “Eligible Recipients” means all employees of the Company or any Subsidiary and any non-employee directors, consultants and independent contractors of the Company or any Subsidiary. An Incentive Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Incentive Awards shall not become vested prior to the date the employee first performs such services.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.11 “Fair Market Value” means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any national securities exchange or on the Nasdaq National Market; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national securities exchange or on the Nasdaq National Market, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation

Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.12 “Incentive Award” means an Option, Restricted Stock Award or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

2.13 “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14 “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.15 “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.16 “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.17 “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

2.18 “Prior Plans” means the Company’s 1995 Stock Incentive Plan, 1997 Stock Incentive Plan, and 1998 Stock Incentive Plan.

2.19 “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

2.20 “Retirement” means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be overed by the Company’s plan or practice for purposes of this determination.

2.21 “Securities Act” means the Securities Act of 1933, as amended.

2.22 “Stock Bonus” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan.

2.23 “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

2.24 “Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3. Plan Administration

3.1 The Committee. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are “outside directors” within the meaning of Section 162(m) of the Code. Such a committee, if established, will act by majority approval of the members (including written consent of a majority of the members), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

      3.2 Authority of the Committee.

(a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

(c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, that the amended or modified terms are permitted by the Plan as then in effect.

4. Shares Available for Issuance

4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.5 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 15,000,000 shares of Common Stock less the number of shares of Common Stock issued pursuant to the Prior Plans. Notwithstanding any other provisions of the Plan to the contrary other than Section 6.7, no Participant in the Plan may be granted any Options or any other Incentive Awards with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 300,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in Section 4.5 of the Plan); provided, however, that a Participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion Options or such other Incentive Awards relating to up to 500,000 shares of Common Stock (subject to adjustment as provided in Section 4.5 of the Plan).

4.2 Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock, or used to satisfy the applicable tax withholding obligation will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

4.3 General Restrictions. Delivery of shares of Common Stock or other amounts under the Plan shall be subject to the following:

(a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be reflected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

4.4 Shares of Common Stock Issued Pursuant to Incentive Stock Options. Subject to Section 4.5, the maximum number of shares of Common Stock that may be issued by Options intended to be Incentive Stock Options pursuant to the Plan shall be 15,000,000 less the number of shares of Common Stock issued pursuant to the Prior Plans

4.5 Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split, of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) to outstanding Options, and (b) the exercise price of outstanding Options.

5. Participation

      Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6. Options

6.1 Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, may be determined by the Committee in its sole discretion. Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

6.2 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.3 Exercisability and Duration. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant;, however, that no Option may be exercisable after 10 years from its date of grant or, in the case of an Eligible Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code), five years from its date of grant. Notwithstanding the foregoing, each Option granted to a participant shall vest at a rate of at least 20% per year over 5 years from the date the Option is granted.

6.4 Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order);, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, by tender of a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.

6.5 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Chief Financial Officer) at its office at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339 (or such other office as the Company may designate), and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

6.6 Aggregate Limitation of Common Stock Subject to Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company, any subsidiary or any parent corporation of the Company (within the meaning of Sections 424(f) 424(e), respectively, of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), excess Incentive Stock Options shall be treated as Non-Statutory Stock Options. The determination shall be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, designate which shares shall be treated as shares to be acquired upon exercise of an Incentive Stock Option.

6.7 Options to Purchase Stock of Acquired Companies. After any reorganization, merger or consolidation involving the Company or a subsidiary of the Company, the Committee may grant Options in substitution of options issued under a plan of another party to the reorganization, merger or consolidation, where such party’s stock may no longer be outstanding following such transaction. to Section 424(a) of the Code, the Committee shall have sole discretion to determine all terms and conditions of Options issued under this Section 6.7, including, but not limited to, exercise price and expiration date.

7. Restricted Stock Awards

7.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

7.2 Rights as a Shareholder; Transferability. Except as provided in Sections 7.1, 7.3 and 12.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

7.3 Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

7.4 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

8. Stock Bonuses

      An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 10 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

9. Effect of Termination of Employment or Other Service

9.1 Termination Due to Death, Disability or Retirement. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a) All outstanding Options then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year after such termination (but in no event after the expiration date of any such Option);

(b) All Restricted Stock Awards then held by the Participant will become fully vested; and

(c) All Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Bonuses.

9.2 Termination for Reasons Other Than death, Disability or Retirement.

(a) Subject to the second sentence of this Section 9.2(a), in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options then held by the Participant will thereafter be exercisable, Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, all Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Bonuses. However, (i) if such termination is due to any reason other than termination by the Company or any Subsidiary for “cause,” all outstanding Options or Stock Appreciation Rights then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option), and (ii) if such termination is due to termination by the Company or any Subsidiary for “cause”, outstanding Options then held by such Participant will remain exercisable as of such termination for a period of one month after such termination (but in no event after the expiration date of any such Option).

(b) For purposes of this Section 9.2, “cause” (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i), fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (iv) any material breach of any employment, service, or noncompete agreement entered into with the Company or any Subsidiary.

9.3 Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 9, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, such termination of employment or service, in each case in the manner determined by the Committee; provided, however, no Option or Stock Appreciation Right may remain exercisable beyond its expiration date.

9.4 Breach of Confidentiality or Noncompete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

9.5 Date of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, determined by the Committee in its sole discretion based upon such records.

10. Payment of Withholding Taxes

10.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

10.2 Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 10 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

11. Change in Control

11.1 Change in Control. For purposes of this Section 11, a “Change in Control” of the Company will mean the following:

(a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c) any person becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but less than 50%, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

(d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section 11.2 below), or (ii) 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

(e) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

(f) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

11.2 Incumbent Directors. For purposes of this Section 11, “Incumbent Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

11.3 Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.5 of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (a) all outstanding Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options have been granted remains in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) all outstanding Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Bonuses.

11.4 Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

11.5 Limitation on Change in Control Payments. Notwithstanding anything in Section 11.3 or 11.4 of the Plan to the contrary, if, respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 11.3 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 11.4 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” which such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 11.3 or 11.4 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code;, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will be reduced, that such “payments” not be reduced or that the Participant will have the discretion to determine which “payments” will be reduced), then this Section 11.5 will not apply, and any “payments” to a Participant pursuant to Section 11.3 or 11.4 of the Plan will be treated as “payments” arising under such separate agreement.

12. Rights of Eligible Recipients and Participants; Transferability.

12.1 Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

12.2 Rights as a Shareholder. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

12.3 Restrictions on Transfer. Except as otherwise provided in this Section 12.3, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, or pursuant to the terms of a domestic relations order, as defined in Section 414(p)(1)(B) of the Code, which satisfies the requirements of Section 414(p)(1)(A) of the Code (a “Qualified Domestic Relations Order”). During the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative or attorney-in-fact) or the alternate payee named in a Qualified Domestic Relations Order may exercise the Participant’s rights under the Plan. The Participant’s Beneficiary may exercise a Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Non-Qualified Stock Options may transfer such Options to his or her spouse, ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant who originally received the Options or to an individual or trust to whom the Participant could have initially transferred the Option pursuant to this Section 12.3. Options which are transferred pursuant to this Section 12.3 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

12.4 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

13. Securities Law and Other restrictions

      Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14. Plan Amendment, Modification and Termination

      The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2, 4.5 and 13 of the Plan.

15. Effective Date and Duration of the Plan

      The Plan is effective as of June 24, 1999, the date it was adopted by the Board and the shareholders. The Plan will terminate at midnight on June 23, 2009, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

16. Miscellaneous

16.1 Governing Law. The validity, construction, interpretation, and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

16.2 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

16.3 Annual Report. Each year the Company will provide a copy of its Annual Report to Shareholders on Form 10-K (or Form 10-KSB, as applicable) to all Participants.

Appendix C

ELTRAX SYSTEMS, INC.

1999 EMPLOYEE STOCK PURCHASE PLAN

      1. Purpose of the Plan. This Eltrax Systems, Inc. 1999 Employee Stock Purchase Plan adopted as of the 16th day of November, 1999, is intended to encourage eligible employees of the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future. It is the Company’s intention that this Employee Stock Purchase Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2. Definitions. When used herein, the following terms shall have the meanings set forth below:

2.2 “Account” means the funds accumulated with respect to an Employee as a result of deductions from his paycheck for the purpose of purchasing Shares under the Plan. The funds allocated to an Employee’s Account shall remain the property of the employee at all times but may be commingled with the general funds of the Company.

2.3 “Board” means the Board of Directors of Eltrax Systems, Inc.

2.4 “Change in Control” will mean the following:

(a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

(b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c) any person becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but less than 50% of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

(d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section 2.11 below), or (ii) 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors); or

(e) the Incumbent Directors cease for any reason to constitute at least a majority of the Board.

2.5 “Code” means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

2.6 “Committee” means the Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan and whose members meet the requirements for eligibility to serve as set forth in the Plan.

2.7 “Company” means Eltrax Systems, Inc.

2.8 “Eligible Compensation” means the regular compensation (i.e., straight time earnings), bonuses and commissions earned by an Employee during a payroll period, before deductions or withholdings, but shall exclude, unless the Committee determines otherwise, all other amounts, including, but not limited to, (i) all amounts contributed by the Company or any Subsidiary under any profit-sharing, pension, retirement, group insurance or other employee welfare benefit plan or trust whether now in existence or hereinafter adopted and (ii) any income from stock option exercises or other equity based compensation.

2.9 “Exchange Act” means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act as it may hereafter be amended or replaced.

2.10 “Employees” means persons employed by the Company or any of its Subsidiaries set forth in Schedule A attached hereto (as may be amended from time to time by the Board of Directors in its sole discretion); provided, however, that no person shall be considered an Employee unless he has been employed for at least fifteen (15) consecutive days as of the Offering Commencement Date of any such offering.

2.11 “Fair Market Value” means, with respect to the Shares, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the average of the reported high and low sale prices of the Shares if the common stock is listed, admitted to unlisted trading privileges or reported on any national securities exchange or on the Nasdaq National Market, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (c) if the common stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Employees and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Shares that is made in good faith.

2.12 “Incumbent Directors” means any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

2.13 “Offering Commencement Date” means January 1 or July 1, as the case may be, or any other date determined by the Committee, on which a particular offering begins.

2.14 “Offering Termination Date” means the June 30 or December 31, as the case may be, or any other date determined by the Committee, on which a particular offering terminates.

2.15 “Option” means the right granted to an Employee to purchase Shares pursuant to an offering made under the Plan and pursuant to such Employee’s election to purchase Shares in such offering, at a price, and subject to such limitations and restrictions as the Plan and the Committee may impose.

2.16 “Parent” means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.17 “Plan” means the Eltrax Systems, Inc. 1999 Employee Stock Purchase Plan.

2.18 “Purchase Period” means the period commencing on the Offering Commencement Date and ending on the Offering Termination Date during which installment payments for Shares purchased pursuant to Options granted pursuant to an offering made under the Plan shall be made.

2.19 “Shares” means shares of the Company’s no par value common stock or, if by reason of the adjustment provisions contained herein, any rights under the Plan pertaining to any other security, such other security.

2.20 “Subsidiary” or “Subsidiaries” means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.21 “Successor” means the legal representative of the estate of a deceased Employee or the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Employee.

      3. Stock Subject to the Plan. There will be reserved for use, upon the exercise of Options to be granted from time to time pursuant to offerings made under the Plan, an aggregate of 1,000,000 Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. The number of Shares reserved under the Plan may be issued pursuant to the exercise of Options granted pursuant to one or more offerings made under the Plan. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

      4. Administration of the Plan. The Board shall appoint the Committee to administer the Plan. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine when offerings will be made under the Plan, the number of Shares available for purchase in any such offering, and the terms and conditions of any such offering; to amend or cancel Options (subject to Section 23 of the Plan); to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan; and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan, including the designation of individuals responsible for the day-to-day operation of the Plan. All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries. The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. No Member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee.

      5. Offerings. Unless the Committee, in its discretion, determines otherwise, the Plan will be implemented by up to twenty (20) consecutive six (6) month offerings. The first offering under the Plan shall commence on January 1, 2000 and terminate on June 30, 2000. Thereafter, offerings shall commence on each subsequent July 1 and January 1 and terminate on the following December 31 and June 30, respectively, of such year until the Plan is terminated or no additional Shares are available for purchase under the Plan.

      6. Eligibility to Participate in Offerings. All Employees shall be eligible to participate in the Plan.

      7. Participation. An eligible Employee may become a participant in the Plan by completing, signing and submitting an enrollment form (“Enrollment Form”) which shall designate a whole percentage of his Eligible Compensation, not to exceed ten percent (10%), to be withheld during the Purchase Period of any offering in which he participates, and any other necessary papers, including, but not limited to, any forms required to establish a brokerage account at a brokerage firm designated by the Committee in the Employee’s name for the purpose of holding any Shares purchased pursuant to the Plan, with such person as the Committee may designate at least ten (10) days prior to the Offering Commencement Date of the first offering in which he wishes to participate. After completing, signing and submitting an Enrollment Form and any other necessary papers in accordance with the preceding sentence, an Employee shall be deemed to have become a participant in the Plan for each subsequent offering until the Employee withdraws from the Plan in accordance with Section 14 hereof, is deemed to have withdrawn from the Plan in accordance with Section 17 hereof, or otherwise gives written notice of his intent to withdraw to such person as the Committee may designate. Except as otherwise provided in Section 14, if an Employee who withdraws from the Plan desires to re-enter the Plan, he must submit a new Enrollment Form in accordance with this Section 7 at least ten (10) days prior to the Offering Commencement Date of the particular offering to which such re-entry is intended to apply, or by such other time as the Committee determines in its sole discretion. An Employee’s re-entry into the Plan cannot become effective before the beginning of the next offering following his withdrawal. Participation in one offering under the Plan shall neither limit nor require participation in any other offering.

      8. Grant of Options. Subject to the limitations set forth in Sections 6 and 9 of the Plan, on the Offering Commencement Date of each offering made under the Plan, each Employee who has previously elected to participate in the Plan shall automatically be granted an Option for as many full Shares as he will be able to purchase with the payroll deductions credited to his Account during the Purchase Period of that offering. In the event the total maximum number of Shares resulting from all elections to purchase under any offering of Shares made under the Plan exceeds the number of Shares offered, the Company reserves the right to reduce the maximum number of Shares which Employees may purchase pursuant to their elections to purchase, to allot the Shares available in such manner as it shall determine (subject to the requirements of Section 423 of the Code), but generally pro rata to subscriptions received, and to grant Options to purchase only for such reduced number of Shares. Notice of any such reduction shall be given to each participating Employee, in a uniform and nondiscriminatory manner determined by the Committee in its sole discretion. In the event an Employee’s election to purchase Shares pursuant to an offering made under the Plan is canceled pursuant to Section 9 of the Plan, the Option granted to such Employee shall automatically terminate and the balance in his Account shall be returned to the Employee.

      9. Limitations of Number of Shares which may be Purchased. The following limitations shall apply with respect to the number of Shares which may be purchased by each Employee who elects to participate in an offering made under the Plan:

(a) No Employee may purchase, or elect to purchase Shares during any one offering pursuant to the Plan for an aggregate purchase price in excess of ten percent (10%) of his Eligible Compensation during the Purchase Period applicable to such offering.

(b) No Employee shall be granted an Option to purchase Shares under the Plan if such Employee immediately after such Option is granted, owns stock (within the meaning of Section 424(d) of the Code, and including stock subject to purchase under any outstanding options) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or, if applicable, any Subsidiary or, if applicable, a Parent.

(c) No Employee shall be granted an Option to purchase Shares which permits his right to purchase stock under the Plan and all other employee stock purchase plans of the Company and, if applicable, a Subsidiary, and, if applicable, a Parent, to accrue (as determined under Section 423(b)(8) of the Code) at a rate which exceeds ($25,000) of fair market value of such stock (determined on the date the Option to purchase is granted) for each calendar year in which such Option is outstanding at any time.

      10. Exercise Price. Unless the Committee, in its discretion, determines to set a higher per Share exercise price, the per Share exercise price for Shares subject to purchase under Options granted pursuant to an offering made under the Plan shall be an amount equal to the lesser of (a) eighty-five percent (85%) of the Fair Market Value of Shares on the Offering Commencement Date, or (b) eighty-five percent (85%) of the Fair Market Value of the Shares on the Offering Termination Date.

      11. Payroll Deductions. Payment of the exercise price of any Option granted pursuant to the Plan shall be made in installments through payroll deductions, with no right of prepayment. Each Employee electing to participate in an offering of Shares made under the Plan shall authorize the Company pursuant to Section 7 of the Plan to withhold a designated amount from his regular weekly, bi-weekly, semimonthly or monthly pay for each payroll period during the Purchase Period, which amount, expressed as a percentage, may not exceed ten percent (10%) of his Eligible Compensation (or such other percentage as determined by the Committee in its sole discretion). All such payroll deductions made for an Employee shall be credited to his Account. An Employee may not make any separate cash payments into his Account nor may payment for Shares be made other than by payroll deduction. No interest shall accrue on the amounts credited to an Employee’s Account pursuant to this Section 11.

      12. Exercise of Options. As of the close of business on the Offering Termination Date of any offering of Shares made under the Plan, each outstanding Option shall automatically be exercised. Subject to the limitations in Sections 6, 8 and 9 of the Plan upon the exercise of an Option, the aggregate amount of the payroll deductions credited to the Account of each Employee as of that date will automatically be applied to the exercise price for the purchase of that number of Shares, rounded to the nearest whole share, equal to the Account balance divided by the exercise price. Promptly following the end of each Offering Termination Date, the number of Shares purchased by each Employee shall be deposited into an account established in the Employee’s name at a stock brokerage or other financial services firm designated by the Company. Unless an Employee notifies the Company in writing not to carry over the balance of his Account (representing fractional Shares) to the next offering and to have the balance of his Account returned to him, the Company shall carry over the balance of his Account to the next offering. Upon termination of the Plan, the balance of each Employee’s Account shall be returned to him.

      13. Rights of a Shareholder. An Employee will become a shareholder of the Company with respect to Shares for which payment has been received at the close of business on the Offering Termination Date. An Employee will have no rights as a shareholder with respect to Shares under an election to purchase Shares until he has become a shareholder as provided above.

      14. Cancellation of Election to Purchase. An Employee who has elected to purchase Shares pursuant to any offering made under the Plan may cancel his election in its entirety. Any such cancellation shall be effective upon the delivery by the Employee of written notice of cancellation to such person as the Committee may designate. Such notice of cancellation must be so delivered before the close of business on the third to last business day of the Purchase Period. The amount credited to an Employee’s Account at the time the cancellation becomes effective may be, at the Employee’s option, (i) applied to the purchase of the number of Shares such amount will then purchase or (ii) returned to the Employee. If the Employee elects to purchase Shares with the amount credited to his Account at the time of cancellation, such purchase will become effective at the close of business on the Offering Termination Date. Upon cancellation, the Employee shall be deemed to have withdrawn from the Plan. To re-enter the Plan, the Employee must submit a new Enrollment Form in accordance with Section 7.

      15. Leave of Absence or Layoff. An Employee purchasing Shares under the Plan who is granted a leave of absence (including a military leave) or is laid off during the Purchase Period may at that time elect to suspend payments during such leave of absence or period of layoff. Any such suspension shall be treated as a partial cancellation of his election to purchase Shares. If the Employee does not return to active service within ninety (90) days from the date of his leave of absence or layoff, unless his rehire is guaranteed, his election to purchase shall be deemed to have been canceled at that time, and the Employees only right will be to receive in cash the amount credited to his Account.

      16. Effect of Failure to make Payments when Due. If in any payroll period an Employee who has filed an election to purchase Shares under the Plan has no pay or his pay is insufficient (after other authorized deductions) in any payroll period to permit deduction of his installment payment, the amount of such deficiency shall be treated as a partial cancellation of his election to purchase Shares.

      17. Termination of Employment. If an Employee’s employment is terminated for any reason, excluding death, prior to the end of the Purchase Period of any offering, the Employee’s rights under the Plan will terminate at such time. A notice to withdraw from the Plan will be considered as having been received from the Employee on the day his employment ceases, and the only right of the Employee will be to receive the cash then credited to his Account. If an Employee dies prior to the end of the Purchase Period of any offering, the amount credited to such Employee’s Account at the time of his death may, at the option of the Employee’s estate, heirs, beneficiaries or other authorized person, be (i) applied to the purchase of the number of Shares such amount will then purchase or (ii) paid to the estate, heirs, beneficiaries or other authorized person. If the Employee’s estate, heirs, beneficiaries or other authorized person elects to purchase Shares with the amount credited to the Employee’s Account at the time of death, such purchase will become effective at the close of business on the Offering Termination Date.

      18. Nontransferability of Options. An Option, or an Employee’s right to any amounts held for his Account under the Plan, shall not be transferable, other than (a) by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder of the Option, only by the holder or in the event of death, the holder’s Successor or (b) if permitted pursuant to the Code and the Regulations thereunder without affecting the Options qualification under Section 423 of the Code, pursuant to a qualified domestic relations order.

      19. Adjustments Upon Changes in Capitalization. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee, taking into account Section 424(a) of the Code. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Option.

      20. Change in Control. Notwithstanding anything to the contrary herein, in the case of a Change in Control of the Company, the Board may, in its sole discretion, elect to terminate the Purchase Period of any offering then in effect as of the date of such Change of Control (or such other date in the discretion of the Committee), with the effect that such day will be the Offering Termination Date of such offering.

      21. Taxes. The Employee, or his Successor, shall promptly notify the Company of any disposition of Shares acquired pursuant to the exercise of an Option under the Plan and the Company shall have the right to deduct any taxes required by law to be withheld as a result of such disposition from any amounts otherwise payable then or at any time thereafter to the Employee. The Company shall also have the right to require a person entitled to receive Shares pursuant to the exercise of an Option to Pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to the Shares before the certificate for such Shares is delivered pursuant to the Option.

      22. Termination of the Plan. The Plan shall terminate ten (10) years from the date the Plan becomes effective, and an Option shall not be granted under the Plan after that date although the terms of any Options may be amended at any date prior to the end of its term in accordance with the Plan. Any Options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.

      23. Amendment of the Plan. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the shareholders of the Company shall be made if shareholder approval under Section 423 of the Code would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder’s consent, under any Option theretofore granted under the Plan.

      24. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      25. Fees and Costs. The Company shall pay all fees and expenses necessarily incurred by the Company in connection with operation of the Plan.

      26. No Contract of Employment. Neither the adoption of this Plan nor the grant of any Option shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Employee.

      27. Effectiveness of the Plan. The Plan shall become effective on November 16, 1999. Notwithstanding the foregoing, unless the Plan is approved by the Company’s shareholders at a meeting duly held in accordance with Minnesota law within twelve (12) months after being adopted by the Board, the Plan and all Options made under it shall be void and of no force and effect.

      28. Other Provisions. As used in the Plan, and in other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the masculine, feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

VERSO TECHNOLOGIES, INC.
400 Galleria Parkway, Suite 300
Atlanta, Georgia 30339

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 17, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF VERSO TECHNOLOGIES, INC.

     The undersigned holder of shares of common stock, par value $0.01 per share (the “Common Stock”), of VERSO TECHNOLOGIES, INC., a Minnesota corporation (the “Company”), hereby appoints Steven A. Odom and Juliet M. Reising, and each of them, with full power of substitution, proxies to vote the shares of Common Stock which the undersigned could vote if personally present at the Annual Meeting of Shareholders of the Company, to be held at 10:00 a.m., local time, on Friday, December 17, 2004, at the Renaissance Waverly Hotel, located at 2450 Galleria Parkway, Atlanta, Georgia 30339, and any adjournment or postponement thereof (the “Meeting”).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THEN THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) ITEMS 1, 2, 3, 4 AND 5.

1.	To elect a board of eight directors to serve until the Company’s next annual meeting of shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal.

☐ FOR all nominees (except as marked below)	☐ WITHHOLD authority to vote for all nominees

Paul R. Garcia	Stephen E. Raville
Gary H. Heck	Juliet M. Reising
Amy L. Newmark	James A. Verbrugge
Steven A. Odom	Joseph R. Wright, Jr.

INSTRUCTIONS:	To withhold authority to vote for any nominee, enter the name of such nominee in the space provided below:

2.	To approve an amendment to the Company’s 1999 Stock Incentive Plan, as amended (the “Incentive Plan”), to increase the number of shares of Common Stock underlying the Incentive Plan from 15,000,000 to 17,500,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve an amendment to the Company’s 1999 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares of Common Stock underlying the Purchase Plan from 1,000,000 to 2,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the year ending December 31, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To transact such other business as may properly come before the Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR THE PROPOSALS ABOVE.

     Receipt of the Company’s Proxy Statement dated November [     ], 2004, is hereby acknowledged.

Signature

Signature if jointly held

Dated:	, 2004

Please date and sign as name appears hereon. When signing as executor, administrator, trustee, guardian or attorney, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized corporate officer. If a partnership, please sign in partnership name by authorized person. Joint owners should each sign.